Exhibit 10.1

Sonoco Retirement and Savings Plan
(Amended and Restated as of January 1, 2026)

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Article 1. The Plan
1.1 Establishment of Plan
Sonoco Products Company, a C corporation (the “Company”), previously established the Sonoco Savings Plan which has been renamed the Sonoco Retirement and Savings Plan for the benefit of its Eligible Employees and the Eligible Employees of participating Affiliates. The following plans have been merged into this Plan:
(a)    Effective January 3, 2012, the Clear Pack Company 401(k) Retirement Plan;
(b)    Effective December 15, 2012, the Sonoco and Investment Retirement Plan;
(c)    Effective January 1, 2013, the Tegrant Investment and Retirement Plan;
(d)    Effective May 1, 2014, The Norske Skog 401(k) Plan (sponsored by Reparco USA);
(e)    Effective March 1, 2017, the Plastic Packaging, Inc. 401(k) Plan and the Plastic Packaging, Inc. Profit Sharing Plan;
(f)    Effective January 1, 2018, the Peninsula Packaging, LLC 401(k) Profit Sharing Plan & Trust and the Clear Lam Packaging, Inc. Employees’ Profit Sharing and Savings Growth Plan;
(g)    Effective January 1, 2019, the Conitex Sonoco, Inc. & Subsidiaries 401(k) Plan F/K/A Texpack U.S.A. Inc. 401(k) Retirement Plan;
(h)    Effective March 2, 2020, the Corenso 401(k) and Savings Plan;
(i)    Effective April 1, 2020, the account balances of employees hired by the Company as part of the acquisition of Thermoform Engineered Quality, LLC, and Plastique Holdings, LTD (the “TEQ Employees”), were transferred in a plan-to-plan transfer from the ESCO Employee Savings Investment Plan (the “ESCO Plan”) to the Plan; and
(j)    Effective April 1, 2021, the Sebro Plastics, Inc. Employees Profit Sharing Plan (the “Sebro Plan”).
(k)    Effective January 1, 2023, the Ball Metalpack, LLC 401 (k) Retirement Savings Plan (the "BMP Plan").
The Plan was restated effective January 1, 2013 and its name was changed from the Sonoco Savings Plan to the Sonoco Retirement and Savings Plan (the “Plan”). The Plan was further restated as of January 1, 2014, January 1, 2015, January 1, 2022, and again as of January 1, 2026.
1.2 Applicability of Plan
This Plan generally applies only to Employees who are employed by an Employer on or after January 1, 2026. Except as otherwise provided in a retroactively effective provision of this

Plan document, or except as otherwise required by law, the rights and benefits of former Employees who terminated or died before January 1, 2026 (and their Beneficiaries) shall be determined under the terms of the prior plan documents as in effect upon their termination or death.
In addition, the provisions of this Plan shall apply to each Eligible Employee, except as otherwise noted in an Appendix. Appendix A lists each Participating Employer hereunder (other than Sonoco Products Company) and describes specific variations to Plan provisions and features that apply to certain nonunion Eligible Employees. Appendix B lists each group of collectively-bargained Employees who are Eligible Employees with respect to Plan benefits other than Retirement Contributions and also describes specific variations to Plan provisions and features that apply to each such collectively-bargained group. Appendix C lists each group of collectively-bargained Employees who are Eligible Employees with respect to Retirement Contributions.
1.3 Purpose of Plan
The purpose of this Plan is to allow Eligible Employees to set aside a portion of their wages and salaries for their retirement, to encourage Employee savings by matching a portion of Employee contributions with contributions from the Employer, and to provide other Employer-paid sources of retirement income. The Plan and any related trusts are intended to meet the requirements of sections 401(a), 401(k), 401(m), and 501(a) of the Internal Revenue Code of 1986 (the “Code”). The portion of the Plan comprised of assets invested in the Company Stock Fund (but not amounts that are transferred from the Company Stock Fund into other Funds) is intended to be a stock bonus plan that qualifies as an employee stock ownership plan under Code section 4975(e)(7).

Article 2. Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. The definition of any term in the singular shall also include the plural, whichever is appropriate in the context.
2.1 Account
Account means the separate Account maintained under the Plan for each Member that represents the Member’s total proportionate interest in the Trust Fund as of any Valuation Date. A Member’s Account consists of the following subaccounts:
(a)    After-Tax Contributions Account means the portion of the Member’s Account that evidences the value of the Member’s After-Tax Contributions under section 5.2 (or corresponding provisions of a Predecessor Plan), including any gains and losses of the Trust Fund attributable thereto.
(b)    After-Tax Rollover Contributions Account means the portion of the Member’s Account that evidences the value of the Member contributions under section 5.6 (or under corresponding provisions of a Predecessor Plan) that are attributable to after-tax contributions made by the Member to the plan of a previous employer, including any gains and losses of the Trust Fund attributable thereto.
(c)    Before-Tax Contributions Account means the portion of the Member’s Account that evidences the value of the Member’s Before-Tax Contributions under section 5.1(a) (or under corresponding provisions of a Predecessor Plan), including any gains and losses of the Trust Fund attributable thereto.
(d)    Collectively-Bargained Nonelective Employer Contributions Account means the portion of the Member’s Account that evidences the value of the Collectively-Bargained Nonelective Employer Contributions made on behalf of Members who are covered by certain collective bargaining agreements (as specified in Appendix B), or similar nonelective contributions made to collectively-bargained employees under corresponding provisions of a Predecessor Plan, including any gains and losses of the Trust Fund attributable thereto.
(e)    Matching Contributions Account means the portion of the Member’s Account that evidences the value of the Matching Contributions made on the Member’s behalf under section 5.3 (or under corresponding provisions of a Predecessor Plan), including any gains and losses of the Trust Fund attributable thereto.
(f)    Paysop Account means the portion of the Member’s Account that evidences the value of contributions made by the Employer before January 1, 1989 in the form of Company Stock to the tax credit employee stock ownership portion of the Plan in effect at that time, including any gains and losses of the Trust Fund attributable thereto.

(g)    Retirement Contributions Account means the portion of the Member’s Account that evidences the value of the contributions made by an Employer under the Sonoco Investment Retirement Plan prior to January 1, 2013, plus the Retirement Contributions made by the Employer on or after January 1, 2013 under section 5.4, including any gains and losses of the Trust Fund attributable thereto.
(h)    Rollover Contributions Account means the portion of the Member’s Account that evidences the value of rollover contributions made under section 5.6(a) (or corresponding provisions of a Predecessor Plan), but excluding any such contributions that are allocated to the Member’s After-Tax Rollover Contributions Account, including any gains and losses of the Trust Fund attributable thereto.
(i)    Roth Contributions Account means the portion of the Member’s Account that evidences the value of the Member’s Roth Contributions under section 5.1(b), including any gains and losses of the Trust Fund attributable thereto.
(j)    Roth Rollover Contributions Account means the portion of the Member’s Account that evidences the value of the qualified Roth rollovers that are transferred to the Plan on behalf of a Member in accordance with section 5.6(b), including any gains and losses of the Trust Fund attributable thereto.
(k)    Tuscarora Money Purchase Pension Plan Account means the portion of the Member’s Account that evidences the value of employer contributions made previously under the Tuscarora Incorporated and Subsidiary Companies Non-Union Hourly Employees’ Money Purchase Pension Plan, the Tuscarora Incorporated Salaried Employees’ Money Purchase Pension Plan, and the Tuscarora Incorporated Union Employees’ Money Purchase Pension Plan, including any gains and losses of the Trust Fund attributable thereto. (These accounts were transferred previously into the Tegrant Investment and Retirement Plan which was itself merged into this Plan effective January 1, 2013.)
(l)    Prior Plan Matching Contributions Account means the portion of the Member’s account which evidences the value of the safe harbor matching contributions that were transferred into this Plan from the Norske Skog 401(k) Plan, including any gains and losses attributable thereto.
(m)    PPI 401(k) Account means the portion of the Member’s account which was transferred from the Plastic Packaging, Inc. 401(k) Plan and merged into this Plan.
(n)    PPI Profit Sharing Account means the portion of the Member’s account which was transferred from the Plastic Packaging, Inc. Profit Sharing Plan and merged into this Plan.
(o)    Peninsula 401(k) Account means the portion of the Member’s account which was transferred from the Peninsula Packaging, LLC 401(k) Profit Sharing Plan & Trust and merged into this Plan.

(p)    Clear Lam 401(k) Account means the portion of the Member’s account which was transferred from the Clear Lam Packaging, Inc. Employees’ Profit Sharing and Savings Growth Plan and merged into this Plan.
(q)    Conitex 401(k) Account means the portion of the Member’s account which was transferred from the Conitex Sonoco, Inc. & Subsidiaries 401(k) Plan F/K/A Texpack U.S.A. Inc. 401(k) Retirement Plan and merged into this Plan.
(r)    Corenso 401(k) Account means the portion of the Member’s account which was transferred from the Corenso 401(k) and Savings Plan and merged into this Plan.
(s)    TEQ 401(k) Account means the portion of the Member’s account that was transferred on behalf of former TEQ employees from the ESCO Plan to the Plan in a plan-to-plan transfer. A separate sub-account of the TEQ 401(k) Account shall be established to hold pre-2004 matching contributions (the “TEQ Pre-2004 Matching Account”).
(t)    Sebro 401(k) Account means the portion of the Member’s account that was transferred from the Sebro Plan and merged into this Plan.
(u)    BMP 401(k) Account means the portion of the Member's account that was transferred from the BMP Plan and merged into this Plan. Separate subaccounts shall be created as required for plan administration purposes, including the following: Aerosol Prior Profit Sharing Contribution Account, BMP After-Tax Account, BMP Employer Discretionary/Nonelective Contribution Account, BMP Employer Matching Account, and BMP After-Tax Rollover Account.

2.2 Affiliate
Affiliate means—
(a)    any corporation while it is a member of the same “controlled group” of corporations (within the meaning of Code section 414(b)) as the Company;
(b)    any other trade or business (whether or not incorporated) while it is under “common control” with the Company within the meaning of Code section 414(c);
(c)    any organization during any period in which it (along with the Company) is a member of an “affiliated service group” (within the meaning of Code section 414(m)); and
(d)    any other entity during any period in which it is required to be aggregated with the Company under Code section 414(o).
2.3 After-Tax Contributions
After-Tax Contributions mean the voluntary contributions made by a Participant, as described in section 5.2.

2.4 Annuity Starting Date
Annuity Starting Date means the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the Member to the benefit.
2.5 Applicable Age
Applicable Age means:
(1)    In the case of an individual who attains age 70 ½ before January 1, 2020, age 70 ½.
(2)    In the case of an individual who attains age 72 on or after January 1, 2020 and before January 1, 2023, age 72.
(3)    In the case of an individual who attains age 73 on or after January 1, 2023, age 73.
2.6Before-Tax Contributions
Before-Tax Contributions mean the contributions made by the Employer on behalf of a Participant pursuant to the Participant’s election to reduce Compensation, as described in section 5.1(a).
2.7 Beneficiary
Beneficiary means the person or persons, or entity or entities, designated by the Member under section 8.1(b) to receive any benefits payable on behalf of the Member after his or her death.
2.8 BMP Plan
BMP Plan means the Ball Metalpack, LLC 401 (k) Retirement Savings Plan.

2.9Board
Board means the Board of Directors of the Company.
2.10 Cares Act
Cares Act means the Coronavirus Aid, Relief, and Economic Security Act (2020).
2.11 Code
Code means the Internal Revenue Code of 1986, as amended. A reference to a section of the Code shall also refer to any regulations and other guidance issued under that section.
2.12 Collectively-Bargained Nonelective Employer Contributions
Collectively-Bargained Nonelective Employer Contributions mean the contributions made by an Employer under section 5.5.
2.13Company
Company means Sonoco Products Company or any successor thereto that agrees to assume and continue this Plan.

2.14 Company Stock
Company stock means common stock of the Company that is readily tradable on an established securities market. Company Stock may also include treasury shares and noncallable preferred stock that is convertible into common stock at any time and at a reasonable price. Preferred stock will be treated as noncallable if there is a reasonable opportunity for conversion after a call. All shares of preferred stock will have voting rights equal to the common stock into which they can be converted.
2.15 Compensation
(a)    Compensation for Determining Contributions. The Compensation that is subject to a Participant’s election to make Before-Tax Contributions under section 5.1(a), Roth Contributions under section 5.1(b), and/or After-Tax Contributions under section 5.2, and the Compensation used to determine the amount of Retirement Contributions made by an Employer under section 5.4 and Collectively-Bargained Nonelective Employer Contributions made by an Employer under section 5.5, shall be an Employee’s taxable earnings for the Plan Year (or, for an Employee who was a Participant for less than the full Plan Year, the portion of the Plan Year during which he or she was a Participant) as reported on Federal Wage and Tax Statement (Box 1 of IRS Form W-2)—
(1)    increased by any salary reduction contributions made on the Participant’s behalf during the Plan Year under any plan maintained by the Company or an Affiliate under Code section 125, 132(f)(4), or 401(k); and
(2)    decreased (to the extent included in Box 1 of IRS Form W-2) by—
(A)    bonuses, vacation pay, and other payments made after 2½ months after Separation from Service (as defined in section 3.1(e)(2));
(B)    severance pay;
(C)    reimbursements for moving expenses;
(D)    reimbursements for educational expenses;
(E)    automobile allowances;
(F)    tax counsel allowances;
(G)    compensation related to the exercise of stock options or any other stock-related compensation;
(H)    expatriate-related expenses;
(I)    any form of imputed income;
(J)    contributions made by the Company or an Affiliate to this Plan or any other benefit plan;

(K)    amounts paid pursuant to a short-term disability plan sponsored by the Company or an Affiliate (other than amounts paid to salaried and nonunion hourly employees under a pay continuation policy); and
(L)    in-service payments and other employee benefits provided under this Plan and all other employee benefit plans and deferred compensation plans maintained by the Company or an Affiliate.
(b)    Compensation for Determining Limit on Annual Additions. For the purpose of calculating limits on annual additions under section 5.9, Compensation means a Participant’s wages, tips, and other compensation which are to be reported on a Federal Wage and Tax Statement (Box 1 of IRS Form W-2) for a Plan Year, and shall include a Participant’s salary reduction contributions made during the Plan Year under any plan or program maintained by the Company or an Affiliate under Code section 125, 132(f), or 401(k). Compensation shall include only amounts paid or treated as paid to a Participant prior to his or her severance from employment (as determined pursuant to Code section 415), except as otherwise provided in sections 2.15(b)(1) and (2) below.
(1)    The following amounts shall be included in Compensation if paid by the later of 2½ months after the severance from employment or the last day of the Plan Year in which the severance from employment occurs:
(A)    regular compensation for services during or outside the Participant’s regular working hours, commissions, bonuses, or other similar payments, if the payment would have been paid prior to severance from employment if the Participant had continued in employment;
(B)    payment for unused accrued bona fide sick, vacation, or other leave, but only if the Participant would have been able to use the leave if his or her employment had continued; and
(C)    payments received by a Participant pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Participant at the same time if his or her employment had continued and only to the extent that the payment is includible in the Participant’s gross income.
(2)    Compensation shall include payments to a Participant who does not currently perform services for the Company or an Affiliate by reason of qualified military service (as defined in Code section 414(u)) to the extent that the payments do not exceed the amounts that the Participant would have received if he or she had continued to perform services for the Company or an Affiliate rather than entering military service.
The limitation on Compensation described in section 2.15(f) shall be applied in determining Compensation under this section 2.15(b).

(c)    Nondiscrimination Testing. For purposes of satisfying the requirements described in sections 5.8(b) and 5.8(c), Compensation for any Plan Year means the Eligible Employee’s wages, tips, and other compensation which are to be reported on a Federal Wage and Tax Statement (Box 1 of IRS Form W-2) for a Plan Year, unless the Council determines for any such Plan Year to use a different definition of compensation that complies in all respects with Code section 414(s).
(d)    Identifying Highly Compensated Employees. For purposes of identifying Highly Compensated Employees, Compensation means the amount determined under section 2.15(b).
(e)    Differential Wage Payments for Employees in Active Military Service. Compensation shall include differential wage payments (as defined in Code section 3401(h)(2)) paid to a Participant to the extent required by Code section 414(u)(12) (but shall not be treated as eligible Compensation under section 2.15(a)).
(f)    Code Section 401(a)(17) Limit. The Compensation of each Member that may be taken into account under the Plan for any Plan Year shall not exceed $265,000 (or such higher amount determined by the Secretary of the Treasury under Code section 401(a)(17)).
(g)    Corenso Compensation. Corenso Compensation, as used in Appendix B for collectively-bargained employees of Corenso, means taxable earnings for the Plan Year (or, for an Employee who was a Participant for less than the full Plan Year, the portion of the Plan Year during which he or she was a Participant) as reported on Federal Wage and Tax Statement (Box 1 of IRS Form W-2):
(1)    Increased by any salary reduction contributions made on the Participant’s behalf during the Plan Year under any plan maintained by the Company or an Affiliate under Code section 401(k); and
(2)    Decreased by profit-sharing bonuses, expense reimbursements, fringe benefits (cash and noncash), moving expenses, payments from a deferred compensation plan, welfare benefits, unused leave, differential wages, commissions, income due to restricted stock or qualified or nonqualified stock options, severance pay (paid before or after termination).
2.16 Council
Council means the Sonoco Employee Benefits Council described in Article 11.
2.17 Eligible Employee
(a)    General Rule. An Employee who was an eligible employee under the terms of the Plan on December 31, 2025, shall be an Eligible Employee with respect to Plan benefits other than Retirement Contributions on and after January 1, 2026 if he or she is still an active Employee of an Employer on such date. Except as otherwise provided in section 2.17(c), or section 4.1(i), (j) or (k), each other Employee of an

Employer shall become an Eligible Employee with respect to Plan benefits other than Retirement Contributions on his or her Employment Commencement Date.
(b)    Eligibility for Retirement Contributions. No Employees shall be eligible to receive Retirement Contributions unless specifically provided for by a collective bargaining agreement and memorialized in Appendix C of the Plan.
(c)    Excluded Employees.
(1)    General Rule. Notwithstanding Plan sections 2.17(a) and (b), the following individuals shall not be treated as Eligible Employees under this Plan:
(A)    except as provided in section 2.17(d), an Employee who is covered by a collective bargaining agreement, provided that retirement benefits were the subject of good faith bargaining (and the collective bargaining agreement does not provide for such Employee’s participation in the Plan);
(B)    an Employee who is a non-U.S. citizen employed outside the United States; and
(C)    an Employee who is a non-resident alien with no U.S.-source income.
(d)    Participating Unions. Notwithstanding section 2.17(c)(1)(A), collectively-bargained Employees will qualify as Eligible Employees to the extent specified in a collective bargaining agreement.
(1)    Collectively-bargained Employees who qualify as Eligible Employees with respect to Plan benefits other than Retirement Contributions, and related variations in Plan terms that apply to such Employees, are described in Appendix B.
(2)    Collectively-bargained Employees who qualify as Eligible Employees with respect to Retirement Contributions, and related variations in Plan terms that apply to such Employees, are described in Appendix C.
2.18 Employee
Employee means any person employed by the Company or an Affiliate as a common-law employee (and for whom FICA taxes are withheld by the Company or an Affiliate). The term “Employee” excludes individuals who are classified as independent contractors, consultants, or Leased Employees, regardless of whether a government agency, court, or other entity subsequently determines such classification was in error.
2.19 Employer
Employer means the Company and any Affiliate that, with the approval of the Company, elects to adopt this Plan for the benefit of its eligible employees in the manner described in Article 14. Participating Employers (other than the Company), and the effective date of their participation and variations in Plan terms that apply to selected Employers, are listed in Appendix A.
2.20 Employment Commencement Date
Employment Commencement Date means the first day on which an Employee is credited with an Hour of Service (as defined in section 3.2(e)(1)).
2.21 ERISA
ERISA means the Employee Retirement Income Security Act of 1974, as amended, or as it may be amended from time to time. A reference to a section of ERISA shall also refer to any regulations and other guidance issued under that section.
2.22 Fund
Fund means any of the funds established under the Plan for the investment of Members’ Accounts. The Council shall have the discretion to establish and terminate Funds as it may deem appropriate.
Subject to the Council’s discretion to establish and terminate Funds, there shall be a Sonoco Stock Fund which shall be invested exclusively in Company Stock. The portion of the Plan’s assets that are invested in the Sonoco Stock Fund (but not amounts that are transferred from the Sonoco Stock Fund into other Funds) is intended to be a stock bonus plan that qualifies as an employee stock ownership plan under Code section 4975(e)(7).
2.23 Highly Compensated Employee
Highly Compensated Employee means, with respect to any Plan Year, a highly compensated active Employee or a highly compensated former Employee.
(a)    A highly compensated active Employee means any Employee who performs services for the Employer during the Plan Year and who either—
(1)    is a 5 percent owner (as defined in Code section 416(i)(1)) at any time during the Plan Year or the immediately preceding Plan Year; or
(2)    received Compensation from the Company and its Affiliates in the immediately preceding Plan Year in excess of $120,000 (as adjusted pursuant to Code section 415(d)).
(b)    A highly compensated former Employee means any Employee who—
(1)    separated from service (or was deemed to have separated from service) prior to the Plan Year;
(2)    performs no services for the Employer during the Plan Year; and
(3)    was a highly compensated active Employee with respect to either the Plan Year in which he or she separated from service or any Plan Year ending on or after such Employee’s 55th birthday.

2.24Leased Employee
Leased Employee means any person who is not an Employee of an Employer and who provides services to an Employer if—
(a)    such services are provided pursuant to an agreement between the Employer and any other person;
(b)    such person has performed such services for the Employer (or for the Employer and related persons determined in accordance with Code section 414(n)(6)) on a substantially full-time basis for a period of at least one year; and
(c)    such services are performed under primary direction or control by the Employer.
If a Leased Employee becomes eligible to participate in the Plan as a result of later employment with an Employer as an Eligible Employee, the Leased Employee shall receive credit for Vesting Service as a Leased Employee. Notwithstanding the preceding paragraph, a Leased Employee shall be included as an Employee for purposes of applying the requirements described in Code section 414(n)(3).
2.25 Matching Contributions
Matching Contributions mean the contributions made by an Employer under section 5.3.
2.26 Member
Member means a Participant or a former Participant who still has an Account balance under the Plan.
2.27 Nonhighly Compensated Employee
Nonhighly Compensated Employee means any Employee who is not a Highly Compensated Employee.
2.28 Participant
Participant means any Eligible Employee who has met and continues to meet the active participation requirements of the Plan as set forth in Article 4.
2.29 Pay Reduction Agreement
Pay Reduction Agreement means an agreement described in section 5.7.
2.30 Plan
Plan means this Sonoco Retirement and Savings Plan, as amended.
2.31 Plan Year
Plan Year means the calendar year.
2.32 Predecessor Plan
Predecessor Plan means the Sonoco Investment and Retirement Plan and any other qualified plan that the Company elects to merge into this Plan.

2.33 Preretirement Survivor Annuity
Preretirement Survivor Annuity means an annuity payable for the life of the Member’s surviving Spouse, having a value equal to the Member’s Tuscarora Money Purchase Pension Plan Account that is payable as an annuity upon the Member’s death, as determined under section 8.5(b)(1).
2.34 Qualified Joint and Survivor Annuity
Qualified Joint and Survivor Annuity means an annuity that provides a level monthly benefit to the Member for his or her lifetime and, upon the Member’s death, provides an annuity for the life of his or her surviving Spouse (to whom the Member was married on the Annuity Starting Date) in an amount equal to 50 percent of the amount payable to the Member during his or her life. The Qualified Joint and Survivor Annuity shall be payable only as required under section 8.5(a) and shall have a value equal to the Member’s Tuscarora Money Purchase Pension Plan Account.
2.35 Qualified Optional Survivor Annuity
Qualified Optional Survivor Annuity means an annuity that provides a level monthly benefit to the Member for his or her lifetime and, upon the Member’s death, provides an annuity for the life of his or her surviving Spouse (to whom the Member was married on the Annuity Starting Date) in an amount equal to 75 percent of the amount payable to the Member during his or her life. The Qualified Optional Survivor Annuity shall be payable only as required under section 8.5(a) and shall have a value equal to the Member’s Tuscarora Money Purchase Pension Plan Account.
2.36 Retirement Contributions
Retirement Contributions mean the contributions made by an Employer under section 5.4 and Appendix C.
2.37Single Life Annuity
Single Life Annuity means an annuity providing equal monthly payments for the lifetime of a Member with no survivor benefits. The Single Life Annuity shall be payable only as required under section 8.5(a) and shall have a value equal to the Member’s Tuscarora Money Purchase Pension Plan Account.
2.38 Social Security Wage Base
Social Security Wage Base means for any Plan Year, the maximum wages on which Social Security taxes are assessed for old age, survivors, and disability insurance benefits for such Plan Year.
2.39 Spouse
Spouse means a person to whom a Member is legally married (as recognized under federal law) immediately prior to the earlier of (a) the date on which a distribution to the Member begins under Article 5; or (b) the date of the Member’s death.

2.40 Ten-Year Certain and Life Annuity
Ten-Year Certain and Life Annuity means a monthly annuity payable for the lifetime of the Member, and if the Member dies before receiving 120 monthly payments, such payments shall continue to the Member’s Beneficiary until a total of 120 payments have been made. A Ten-Year Certain and Life Annuity shall be payable only as required under section 8.5(a) and shall have a value equal to the Member’s Tuscarora Money Purchase Pension Plan Account.
2.41 Trust Agreement
Trust Agreement means the agreement under which Plan assets are held and invested as described more under Article 12.
2.42 Trust Fund
Trust Fund means the trust fund described under Article 12 to hold the assets of the Plan.
2.43 Trustee
Trustee means any corporation or individual acting as trustee of the Trust Fund.
2.44 Valuation Date
Valuation Date means each day on which the New York Stock Exchange is open for business.
2.45 Vested Balance
Vested Balance as of a given date means the sum of—
(a)    The Member’s After-Tax Contributions Account, After-Tax Rollover Contributions Account, Before-Tax Contributions Account, Paysop Account, Rollover Contributions Account, Roth Contributions Account, Roth Rollover Contributions Account, Tuscarora Money Purchase Pension Plan Account, Prior Plan Matching Contributions Account, PPI 401(k) Account, PPI Profit Sharing Account; Peninsula 401(k) Account; Clear Lam 401(k) Account; Conitex 401(k) Account; Corenso 401(k) Account; TEQ 401(k) Account; Sebro 401(k) Account; and BMP Account.
(b)    the Member’s Vested Percentage, as determined under section 7.2, multiplied by the balance in his or her Matching Contributions Account;
(c)    the Member’s Vested Percentage, as determined under section 7.3, multiplied by the balance in his or her Retirement Contributions Account; and
(d)    the Member’s Vested Percentage, as determined under section 7.4, multiplied by the balance in his or her Collectively-Bargained Nonelective Employer Contributions Account.
2.46 Vested Percentage
Vested Percentage means the percentage determined under section 7.2, 7.3, or 7.4, as applicable.

2.47 Vesting Service
Vesting Service means the period of employment determined under Article 3.

Article 3. Vesting Service
3.1 Elapsed Time Vesting Service
(a)    Applicability. Years of Vesting Service will be determined on an elapsed time basis for purposes of determining a Member’s Vested Percentage in his or her:
(1)    Retirement Contributions Account;
(2)    Collectively-Bargained Nonelective Employer Contributions Account accumulated pursuant to the collective bargaining agreement in effect between the Employer and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 1517, representing union Employees at the Company’s USPMC – DePere location;
(3)    Matching Contributions Account and Collectively-Bargained Nonelective Employer Contributions Account accumulated pursuant to the collective bargaining agreement in effect between the Employer and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 273, representing union Employees at the Company’s USPMC – Menasha location;
(4)    Collectively-Bargained Nonelective Employer Contributions Account accumulated pursuant to the collective bargaining agreement in effect between the employer and:
(A)    the International Association of Machinists and Aerospace Workers Union, Local #1546, representing union maintenance Employees at Tegrant Corporation’s Hayward, CA location; and
(B)    the Teamsters Union, IBT Local #853, representing union production Employees at Tegrant Corporation’s Hayward, CA location.
(b)    General Rule. Except as otherwise provided below, an Employee shall receive elapsed time Vesting Service beginning on the Employee’s Employment Commencement Date and ending upon the Employee’s Separation from Service (as defined in section 3.1(e)(2)).
Vesting Service shall be expressed in completed full years and months, aggregating non-continuous partial months into whole 30 day months and ignoring the remaining days.
(c)    Pre-Acquisition Service. If an individual becomes an Employee in connection with the Company’s or an Affiliate’s acquisition of such individual’s prior employer, the period of employment with the prior employer shall be included in the Employee’s elapsed time Vesting Service under this section 3.1.

(d)    Reinstatement of Elapsed Time Vesting Service. If an Employee incurs a Separation from Service (as defined in section 3.1(e)(2)) and is then subsequently reemployed by the Company or an Affiliate as an Employee, the elapsed time Vesting Service the Employee had upon his or her Separation from Service shall be reinstated immediately upon his or her reemployment.
In addition, if such Separation from Service was on account of quit, discharge, or retirement, the Employee shall receive elapsed time Vesting Service for the period of absence (but not in excess of 12 months). Moreover, if the Employee’s Separation from Service was for a reason other than quit, discharge, or retirement, but the Employee then quits, is discharged, or retires during such absence, and is then reemployed by the Company or an Affiliate before the first anniversary of the original absence, the Employee shall receive elapsed time Vesting Service for the period of absence (but not in excess of 12 months).
(e)    Definitions Applicable to Elapsed Time Vesting Service
(1)    One-Year Period of Separation is used in determining whether Plan balances accrued before a Member’s Separation from Service (as defined in section 3.1(e)(2)) will be reinstated under section 7.7 in the event of the Member’s subsequent reemployment by the Company or an Affiliate. One-Year Period of Separation means a 12-consecutive-month period beginning on the date an Employee incurs a Separation from Service and ending on each anniversary of such date, provided that the Employee does not perform an Hour of Service (as defined in section 3.2(e)(1))for the Company or an Affiliate during such period.
Solely for the purpose of determining whether a One-Year Period of Separation has occurred, in the case of an Employee who is absent from work beyond the first anniversary of the first day of an absence, and the absence is for maternity or paternity reasons, the date the Employee incurs a Separation from Service shall be the second anniversary of the Employee’s absence from employment. An absence from work for maternity or paternity reasons means an absence—
(A)    by reason of pregnancy of the individual;
(B)    by reason of the birth of a child of the individual;
(C)    by reason of the placement of a child with the individual in connection with the individual’s adoption of such child; or
(D)    for the purpose of caring for such child for a period beginning immediately following such birth or placement.
In addition, for purposes of determining whether an Employee has incurred a One-Year Period of Separation, a leave that is protected under the Family and Medical Leave Act of 1993 shall be treated as a period of active employment.

(2)    Separation from Service means the earlier of—
(A)    the date on which the Employee quits, is discharged, retires, or dies; or
(B)    the first anniversary of the Employee’s absence from employment with the Company or an Affiliate (with or without pay) for any other reason, such as vacation, holiday, layoff, leave of absence, or military service (except as provided in section 3.3).
An Employee who fails to return to employment at the expiration of an approved leave of absence shall be deemed to have had a Separation from Service on the first to occur of the expiration of the leave or the first anniversary of the first day of the absence.
3.2 Hours-Based Vesting Service
(a)    Applicability. Years of Vesting Service will be determined on the basis of a Member’s Hours of Service (as defined in section 3.2(e)(1)) for purposes of determining a Member’s Vested Percentage in his or her:
(1)    Collectively-Bargained Nonelective Employer Contributions Account accumulated pursuant to the collective bargaining agreement in effect between the Employer and the Chicago & Midwest Regional Joint Board Affiliate of Workers United, SEIU, covering union employees at the Company’s Edinburgh location; and
(2)    Collectively-Bargained Nonelective Employer Contributions Account accumulated pursuant to the collective bargaining agreement in effect between the Employer and the Graphic Communications International Union Local 508M, covering union employees at the Company’s Franklin location.
(b)    General Rule. Except as provided below, an Employee shall be credited with one year of hours-based Vesting Service for each Plan Year in which the Employee is credited with 1,000 or more Hours of Service (as defined in section 3.2(e)(1)).
(c)    Pre-Acquisition Service. If an individual becomes an Employee in connection with the Company’s or an Affiliate’s acquisition of such individual’s prior employer, the period of employment with the prior employer shall be included in the Employee’s Vesting Service under this section 3.2.
(d)    Reinstatement of Hours-Based Vesting Service. If an Employee is reemployed by the Company or an Affiliate as an Employee after an earlier Termination Date (as defined in section 3.2(e)(3)), the Vesting Service earned by the Employee prior to such Termination Date shall be reinstated upon his or her reemployment.
(e)    Definitions Applicable to Hours-Based Vesting Service.
(1)    Hour of Service means each hour used to determine an individual’s hours-based Vesting Service under this section 3.2, determined as follows:

(A)    For the Performance of Duties. An Employee shall receive an Hour of Service for each hour for which the Employee is paid or entitled to payment by the Company or an Affiliate for the performance of duties. Hours of Service under this section 3.2(e)(1)(A) shall be credited to the Employee in the Plan Year in which the duties are performed.
(B)    Periods During Which No Duties are Performed. An Employee shall receive an Hour of Service for each hour for which the Employee is directly or indirectly paid or entitled to payment by the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Hours of Service under this section 3.2(e)(1)(B) shall be credited to the Employee in the Plan Year for which the Employee is paid or entitled to payment.
(C)    Back Pay. An Employee shall receive an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate. Hours of Service under this section 3.2(e)(1)(C) shall be credited to the Employee in the Plan Year to which the award or agreement relates.
(D)    Hours Not Counted. This section 3.2(e)(1)(D) limits the Hours of Service credited for periods during which no duties are performed and it shall be applied without regard to whether Hours of Service otherwise would have been counted for these periods under sections 3.2(e)(1)(B) or (C).
(i)    Nonduplication. No hour shall be credited as an Hour of Service more than once under this section 3.2(e)(1).
(ii)    Unpaid Time. An hour for which an Employee is not paid, either directly or indirectly, shall not be credited, except as provided in section 3.2(e)(1)(E) (regarding maternity or paternity leave), section 3.2(e)(1)(F) (regarding a leave of absence pursuant to the Family and Medical Leave Act of 1993), and section 3.2(e)(1)(G) (regarding military leave).
(iii)    Workers’ Compensation, Disability Insurance, or Unemployment Compensation. An hour for which an Employee is directly or indirectly paid or entitled to payment on account of a period during which the Employee performs no duties shall not be credited as an Hour of Service if the payment is made or due under a plan maintained solely for the purpose of complying with applicable disability insurance or unemployment compensation laws.

(iv)    Medical Reimbursement. Hours of Service shall not be credited for a payment that solely reimburses the Employee for medical or medically-related expenses.
(E)    Maternity/Paternity Leave. Solely for purposes of determining whether a One-Year Break in Service (as defined in section 3.2(e)(2)) has occurred, an Employee shall receive eight Hours of Service for each day of the Employee’s absence from employment for maternity or paternity reasons. An absence for maternity or paternity reasons shall mean an absence by reason of—
(i)    the Employee’s pregnancy;
(ii)    the birth of the Employee’s child;
(iii)    the placement of a child with the Employee in connection with the adoption of the child; or
(iv)    the caring for a child for a period immediately following the child’s birth or placement.
No more than 501 Hours of Service shall be credited under this subsection for any such absence. Hours of Service under this subsection shall be credited in the Plan Year in which the absence from employment commences if the crediting is necessary to prevent a One-Year Break in Service, or in all other cases, such Hours of Service shall be credited in the following Plan Year.
(F)    FMLA Leave. Solely for purposes of determining whether a One-Year Break in Service (as defined in section 3.2(e)(2)) has occurred, an Employee shall receive an Hour of Service for each hour of the normally-scheduled workweek for each week during any period the Employee is on an approved leave of absence taken pursuant to the Family and Medical Leave Act of 1993.
(G)    Military Leave. An Employee shall receive an Hour of Service for each hour of the normally-scheduled workweek for each week during any period the Employee is absent from work with the Company or an Affiliate for voluntary or involuntary military service with the armed forces of the United States, but not to exceed the period required under the law pertaining to veterans’ reemployment rights. However, if the Employee fails to report for work at the end of this absence before his or her reemployment rights expire, the Employee shall not receive credit for hours on the leave.

(H)    Construction. For purposes of crediting Hours of Service, the Council shall follow Department of Labor regulation sections 2530.200b-2(b) and (c).
(2)    One-Year Break in Service. One-Year Break is used in determining whether Plan balances accrued before a Member’s Termination Date (as defined in section 3.2(e)(3)) will be reinstated under section 7.7 in the event of the Member’s subsequent reemployment by the Company or an Affiliate. One-Year Break in Service means a Plan Year during or after a Termination Date (as defined in section 3.2(e)(3)) occurs in which an Employee is credited with 500 or fewer Hours of Service.
(3)    Termination Date. Termination Date means the last day on which an individual performs duties as an Employee of the Company or an Affiliate, or any other date determined in accordance with the Company’s policies and practices.
3.3 Military Service
Notwithstanding any other provision in the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code sections 414(u) and 401(a)(37). If a Participant dies while performing qualified military service, his or her Beneficiaries are entitled to any additional benefits provided under the Plan had the participant resumed employment and then terminated employment on account of his or her death.

Article 4. Eligibility and Enrollment
4.1 Eligibility
(a)    General Rule: Each Employee who was eligible to participate under the terms of the Plan on December 31, 2025 shall be eligible to participate under this Plan as of January 1, 2026 if he or she is still an Eligible Employee on such date. Except as otherwise provided in Appendix B, each other Employee shall be eligible to become a Participant with respect to Plan benefits other than Retirement Contributions as of the first day of the month next following the later of—
(1)    the date on which the Employee completes 30 days of service; or
(2)    the date on which the Employee becomes an Eligible Employee.
Notwithstanding the above, an Eligible Employee shall be eligible to make a Rollover Contribution as provided in section 5.6 before satisfying the service requirement described in this section 4.1(a). However, any such Eligible Employee shall be treated as a Participant hereunder solely with regard to his or her Rollover Contributions Account until he or she satisfies the eligibility requirements described in this section 4.1(a).
Notwithstanding the foregoing, Employees who are initially hired as a result of an acquisition will not be eligible to participate in the Plan until the Plan is amended to permit participation.
(b)    Eligibility for Retirement Contributions: No individual is eligible to receive Retirement Contributions unless specifically provided for in a collective bargaining agreement and memorialized in Appendix C of this Plan.
(c)    Special Eligibility Provision: Employees who were first employed by the Company as part of the acquisition described in the “STOCK PURCHASE AGREEMENT by and among Sonoco Flexible Packaging, Co., Inc., as the Purchaser, Plastic Packaging, Inc., as the Company, each of the Sellers identified on the signature pages hereto, and Steven D. Yeater, as Sellers’ Representative Dated as of October 28, 2016” will not be eligible to participate in the Plan until January 1, 2017, and are not eligible to earn Retirement Contributions under Section 5.4.
On February 2, 2017, Plastic Packaging, Inc. was renamed Sonoco Hickory, Inc. Employees who are employed by Sonoco Hickory, Inc. (formerly known as Plastic Packaging, Inc.) are not eligible to earn Retirement Contributions under Section 5.4. This applies to all employees of Sonoco Hickory, Inc., even those who transferred from positions in which they were eligible for Retirement Contributions prior to the effective date of the transfer.
(d)    Special Eligibility Provision: Employees who were first employed by the Company as part of the acquisition of the Peninsula Packaging Company described in the “AGREEMENT AND PLAN OF MERGER Dated as of February 15, 2017, by and

among Sonoco Plastics, Inc., as the Acquiror, Sequoia 2017, Inc., as Merger Sub, Sonoco Products Company, solely for purposes of Section 13.17 as Parent Guarantor, and Packaging Holdings, Inc., as the Company, and Odyssey Investment Partners, LLC, as the Holder Representative” will not be eligible to participate in the Plan until January 1, 2018, and are not eligible to earn Retirement Contributions under Section 5.4.
The acquired company is known as the Peninsula Packaging Company. Employees who are employed by the Peninsula Packaging Company are not eligible to earn Retirement Contributions under Section 5.4. This applies to all employees of the Peninsula Packaging Company, even those who transferred from positions in which they were eligible for Retirement Contributions prior to the effective date of the transfer.
(e)    Special Eligibility Provision: Employees who were first employed by the Company as part of the acquisition of Clear Lam Packaging, Inc., completed on or about July 24, 2017, will not be eligible to participate in the Plan until January 1, 2018, and are not eligible to earn Retirement Contributions under Section 5.4.
On January 30, 2018, Clear Lam Packaging, Inc. was renamed Sonoco Elk Grove, Inc. Employees who are employed by Sonoco Elk Grove, Inc. (formerly known as Clear Lam Packaging, Inc.) are not eligible to earn Retirement Contributions under Section 5.4. This applies to all employees of Sonoco Elk Grove, Inc., even those who transferred from positions in which they were eligible for Retirement Contributions prior to the effective date of the transfer.

(f)    Special Eligibility Provision: Employees who were first employed by the Company as part of the acquisition described in the “PURCHASE AGREEMENT dated as of March 21, 2018 by and among SONOCO PLASTICS, INC., as Purchaser, HIGHLAND PACKAGING SOLUTIONS, INC., as the Company, each of the Holders identified on the signature pages hereto, as the Holders, JOHN D. DURHAM, As Holders’ Representative, and SONOCO PRODUCT COMPANY as the Parent Guarantor” will be eligible to participate in the Plan beginning on January 1, 2019 and will be eligible to earn Retirement Contributions under Section 5.4 starting on the same date.
(g)    Special Eligibility Provision: US-based employees who became employed by the Company as part of the acquisition described in the “SHARE PURCHASE AGREEMENT dated as of May 28, 2018 by and among SONOCO INTERNATIONAL (BVI), INC., as Acquiror, CONITEX SONOCO (BVI), LTD., as the Company, and TEXPACK INVESTMENTS, INC. as the Seller will be eligible to participate in the Plan beginning on January 1, 2019 and will be eligible to earn Retirement Contributions under Section 5.4 starting on the same date. Employees described above who are not based in the US are not eligible to participate in the Plan.

(h)    Special Eligibility Provision: Employees who were first employed by the Company as part of the acquisition described in the “STOCK PURCHASE AGREEMENT by and among NORDIC PACKAGING AND CONTAINER INTERNATIONAL, INC., CORENSO HOLDINGS AMERICA INC. and SONOCO PRODUCTS COMPANY, May 17, 2019” will be eligible to participate in the Plan beginning on January 1, 2020, and nonunion members of the group will be eligible to earn Retirement Contributions under Section 5.4 starting on the same date. Provisions applicable to union employees are found in Appendix B.
(i)    Special Eligibility Provision: Employees of Sonoco Metal Packaging, LLC, will be eligible to participate in the Plan beginning on January 1, 2023. The 30 day of service eligibility provision will not apply to employees who were actively participating in the BMP Plan on December 31, 2022. Provisions applicable to union employees are found in Appendix B.
(j)    Special Eligibility Provision: Employees of RTS Packaging, LLC, will be eligible to participate in the Plan beginning on September 8, 2023. The 30 day of service eligibility provision will not apply to employees who were actively participating in the RTS Packaging, LLC 401(k) Retirement Savings Plan on September 7, 2023. Provisions applicable to union employees are found in Appendix B.
(k)    Special Eligibility Provision: Employees who were first employed by the Company as part of the asset acquisition of Chattanooga Paper Mill on September 8, 2023 will not have the 30 day of service eligibility provision apply to them and, instead, will be eligible to participate in the Plan immediately.
4.2 Enrollment
Subject to section 5.7(b) (regarding automatic enrollment) and except as otherwise set out in section 4.1(i), (j) or (k), an Eligible Employee who is entitled to become a Participant under section 4.1(a) may enroll in the Plan—and make Before-Tax Contributions under section 5.1(a), Roth Contributions under section 5.1(b), and After-Tax Contributions under section 5.2, as of the first day of the month next following his or her satisfaction of the eligibility requirements described in section 4.1(a), or as of the first day of any subsequent payroll period, by completing a Pay Reduction Agreement under section 5.7.
4.3 Transfers of Employment
(a)    General Rules. This section 4.3(a) describes how employment transfers affect eligibility for Plan benefits other than Retirement Contributions.
(1)    Transfer into Position as Eligible Employee. When an Employee transfers from a position of employment in which he or she is not an Eligible Employee with respect to Plan benefits other than Retirement Contributions (as defined in section 2.17(a)) into a position of employment where he or she is such an Eligible Employee, the Eligible Employee shall be eligible to become a Participant with respect to Plan benefits other than Retirement Contributions—

(A)    immediately as of the transfer date if he or she had satisfied the service requirement described in section 4.1(a)(1) as of such date; or
(B)    as of the date determined under section 4.1(a) if he or she had not met the service requirement described in section 4.1(a)(1) as of the transfer date.
(2)    Transfer into Position as Ineligible Employee. If an Employee who is an Eligible Employee with respect to Plan benefits other than Retirement Contributions (as defined in section 2.17(a)) transfers into a position of employment in which he or she is no longer such an Eligible Employee, such Employee shall not be entitled to—
(A)    make any Before-Tax Contributions under section 5.1(a), Roth Contributions under section 5.1(b), or After-Tax Contributions under section 5.2, or
(B)    receive any Matching contributions under section 5.3 or Collectively-Bargained Nonelective Employer Contributions under section 5.5, with respect to Compensation earned after the date of transfer.
(b)    Impact of Employment Transfers on Eligibility for Retirement Contributions. This section 4.3(b) describes how employment transfers affect eligibility for Retirement Contributions.
(1)    Transfer into Position as Eligible Employee. Except as otherwise provided in this section 4.3(b)(1), when an Employee transfers from a position of employment in which he or she is not an Eligible Employee with respect to Retirement Contributions (as defined in section 2.17(b)) into a position of employment where he or she is such an Eligible Employee, the Employee shall become a Participant with respect to Retirement Contributions as set forth in Appendix C.
(2)    Transfer into Position as Ineligible Employee. If an Employee who is an Eligible Employee with respect to Retirement Contributions (as defined in section 2.17(b)) transfers into a position of employment in which he or she is no longer such an Eligible Employee, such Employee shall not be entitled to any Retirement Contributions under section 5.4 with respect to Compensation earned after the date of transfer.
(c)    Transfer of Plan Accounts. If a Member transfers to a position of employment with a nonparticipating Affiliate that maintains a qualified retirement plan under Code section 401(a) that will accept a transfer of the Participant’s Account from this Plan, the Council may, in its sole discretion, direct the Trustee to transfer such Member’s Account to this other plan. The Trustee will execute the transfer as soon as practicable after receiving appropriate directions from the Council.

4.4 Participation upon Reemployment
(a)    General Rule. This section 4.4(a) describes when a former Employee who is reemployed by an Employer can become a Participant with respect to Plan benefits other than Retirement Contributions upon reemployment. If such former Employee is reemployed as an Eligible Employee with respect to Plan benefits other than Retirement Contributions (as defined in section 2.17(a)), he or she shall be eligible to become a Participant with respect to such benefits—
(1)    immediately upon reemployment if he or she had satisfied the service requirement described in section 4.1(a)(1) as of such date; or
(2)    in all other cases, as of the date determined under section 4.1(a), assuming such individual is treated as a new Employee under this Plan at the time of his or her reemployment.
(b)    Impact of Reemployment on Eligibility for Retirement Contributions. This section 4.4(b) describes when a former Employee who is reemployed by an Employer can become a Participant with respect to Retirement Contributions. If such former Employee is reemployed as an Eligible Employee with respect to Retirement Contributions (as defined in section 2.17(b)), he or she will become a Participant with respect to Retirement Contributions if he meets the eligibility requirements for Retirement Contributions under Appendix C.

Article 5. Contributions and Allocations
5.1 Before-Tax Contributions
(a)    Election by Participant. Each Eligible Employee who has met the participation requirements described in section 4.1(a) may elect to have his or her Compensation reduced under a Pay Reduction Agreement described in section 5.7, and to have this amount contributed on his or her behalf as a Before-Tax Contribution to the Plan. Subject to the limits described in sections 5.8(a) and 5.9 (and Appendix A or Appendix B, if applicable), this reduction for Before-Tax Contributions shall be a specified whole percentage of Compensation. Notwithstanding the above, in the interests of managing nondiscrimination test results under section 5.8(b) for any Plan Year, the Council may, in its sole and absolute discretion, impose more restrictive limits on the percentage of Compensation that may be contributed as Before-Tax Contributions by Participants who are Highly Compensated Employees.
(b)    Roth Contributions. Each Eligible Employee who has met the participation requirements described in section 4.1(a) may elect to designate all or a part of his or her Before-Tax Contributions as Roth Contributions. Such designation shall be prospective only and shall be made at the time and in the manner specified by the Council. Any election by a Participant to designate all or part of his or her Before-Tax Contributions as Roth Contributions shall remain in force until modified by the Participant or until the Participant ceases to be eligible to participate in the Plan.
Amounts designated as Roth Contributions shall be included in the Participant’s taxable income in the year of contribution, but unless otherwise noted, these Roth Contributions shall be treated as Before-Tax Contributions for all other purposes under this Plan.
(c)    Catch-Up Contributions. Each Eligible Employee who has met the participation requirements described in section 4.1(a), and who has attained age 50 before the end of the Plan Year but is not age 60, 61, 62 or 63 by the end of the Plan Year, shall be eligible to make a separate election of catch-up contributions in accordance with, and subject to the limitations of, Code section 414(v). However, an Eligible Employee who is age 60, 61, 62 or 63 by the end of the Plan Year shall be eligible for a greater catch-up as set forth in Code section 414(v)(E). Such catch-up contributions shall not be taken into account for purposes of the Plan provisions implementing the required limitations of Code sections 402(g) and 415. In addition, the Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of making such catch-up contributions. Beginning January 2026, an Eligible Employee who earned from the Employers, collectively, FICA compensation over the limit set forth in Code section 414(v)(7)(A) (as adjusted in Code section 414(v)(7)(E)) in the prior year and elects to make catch-up contributions must make such catch-up contributions in the form of Roth Contributions and such Eligible Employee will be deemed to have elected for their catch-up contributions to be in the form of Roth Contributions, unless such Eligible Employee changes their catch-up contribution to zero or lowers the amount of their overall deferral election so that no catch-up contributions that would be subject to the deemed Roth election are contributed to the plan as Roth contributions.
(d)    Payment to Trust Fund. The Employer shall contribute to the Trust Fund the Before-Tax Contributions and Roth Contributions elected by its Eligible Employees for each payroll period. These contributions shall be made as soon as practicable after the payroll period, provided that in no event shall contributions under this section for any Plan Year be made later than—
(1)    the date prescribed by law for the Employer to obtain a federal income tax deduction for the Plan Year for which the contributions are made; or
(2)    the date required under ERISA, if earlier.
Contributions under section 5.1(a) shall be allocated to the Participant’s Before-Tax Contributions Account, contributions under section 5.1(b) shall be allocated to the Participant’s Roth Contributions Account and contributions under section 5.1(c) will be allocated to the appropriate account as set forth in section 5.1(c).
5.2 After-Tax Contributions
(a)    Election by Participant. Each Eligible Employee who has met the participation requirements described in section 4.1(a) may elect to make After-Tax Contributions for each payroll period in an amount specified by the Participant under a Pay Reduction Agreement described in section 5.7. This reduction for After-Tax Contributions shall be a whole percentage of Compensation (subject to the limits of section 5.9 and Appendix A or Appendix B, if applicable). Notwithstanding the above, in the interests of managing nondiscrimination test results under section 5.8(c) for any Plan Year, the Council may, in its sole and absolute discretion, impose more restrictive limits on the percentage of Compensation that may be contributed as After-Tax Contributions by Participants who are Highly Compensated Employees.
(b)    Payments to the Trust Fund. After-Tax Contributions under this section 5.2 shall be paid to the Trust Fund as soon as practicable after the payroll period, and in no event after the date required by ERISA. Contributions under this section shall be allocated to the Participant’s After-Tax Contributions Account.
5.3 Matching Contributions
(a)    Regular Matching Contributions. Except as provided in Appendix A and Appendix B, each Employer shall make Matching Contributions on behalf of each of its Participants for each payroll period in an amount equal to 100 percent of the first 6 percent of Compensation contributed on behalf of the Participants for each payroll period (but only with respect to Before-Tax Contributions under section 5.1(a), Roth Contributions under section 5.1(b), or Catch-Up Contributions under section 5.1(c)).

(b)    True-Up Matching Contributions. Except as provided in Appendix A and Appendix B, for each Plan Year, the Employer shall provide to each Participant an additional “true-up” Matching Contribution equal to the difference (if any) between—
(1)    the Matching Contribution to which the Participant would have been entitled under section 5.3(a) considering the amount of the Participant’s Before-Tax Contributions, Roth Contributions, and Catch-Up Contributions for the entire Plan Year; and
(2)    the Matching Contribution made throughout such Plan Year on a pay period by pay period basis.
This “true- up” Matching Contribution shall be made as soon as administratively feasible following the end of each Plan Year (to be allocated to such Participant’s Account as of the last day of such prior Plan Year). True-up Matching Contributions will be invested pursuant to the investment elections that are current at the time such contributions are made. In no event will adjustments to the “true-up” Matching Contributions be made to reflect any changes in investment performance which occur prior to the date such contributions are actually made.
(c)    Payments to the Trust Fund. Matching Contributions under this section 5.3 shall be paid to the Trust Fund at such time or times as the Employer may determine, but not later than—
(1)    the date prescribed by law for the Employer to obtain a federal income tax deduction for the Plan Year for which the contributions are made; or
(2)    the date required under ERISA, if earlier.
Contributions under this section shall be allocated to the Participant’s Matching Contributions Account.
5.4 Retirement Contributions
(a)    Eligibility. No Employees shall be eligible to receive Retirement Contributions unless specifically provided for by a collective bargaining agreement and memorialized in Appendix C of the Plan. Employees with Retirement Contributions specifically provided for Appendix C are not required to be actively employed on the last day of the Plan Year in order to be eligible to receive Retirement Contributions.
(b)    Amount. For each Plan Year, an Employer shall make Retirement Contributions to the Account of each of its Participants who meets the eligibility requirements described in section 5.4(a) equal to the sum of—
(1)    4 percent of such Participant’s eligible Compensation for the Plan Year; and
(2)    4 percent of such Participant’s eligible Compensation for the Plan Year in excess of the Social Security Wage Base.

However, notwithstanding the above, only Compensation earned after an Eligible Employee has become a Participant (as determined under section 4.1(b)) shall be considered in determining the amount of Retirement Contributions under this section 5.4(b).
(c)    Payment to Trust Fund. Retirement Contributions under this section 5.4 shall be paid to the Trust Fund at such time or times as the Employers may determine, but not later than—
(1)    the date prescribed by law for the Employer to obtain a federal income tax deduction for the Plan Year for which the contributions are made; or
(2)    the date required under ERISA, if earlier.
Contributions under this section shall be allocated to the Participant’s Retirement Contributions Account.
5.5 Collectively-Bargained Nonelective Employer Contributions
(a)    Eligibility. A collectively-bargained Employee who qualifies as an Eligible Employee under section 2.17(d)(1) shall be entitled to Collectively-Bargained Nonelective Employer Contributions for the Plan Year if he or she—
(1)    qualifies as a Participant for such Plan Year under section 4.1(a);
(2)    is covered by a collective-bargaining agreement that provides for such contributions, as described in Appendix B; and
(3)    satisfies the additional eligibility requirements that apply to such contributions (if any), as described in Appendix B.
(b)    Amount. For each Plan Year, an Employer shall make Collectively-Bargained Nonelective Employer Contributions to the Account of each of its Participants who meet the eligibility requirements described in section 5.5(a) equal to the amount determined under Appendix B.
(c)    Payment to Trust Fund. Collectively-Bargained Nonelective Employer Contributions under this section 5.5 shall be paid to the Trust Fund at such time or times as the Employers may determine, but not later than—
(1)    the date prescribed by law for the Employer to obtain a federal income tax deduction for the Plan Year for which the contributions are made; or
(2)    the date required under ERISA, if earlier.
Contributions under this section shall be allocated to the Participant’s Collectively-Bargained Nonelective Employer Contributions Account.

5.6 Rollover Contributions
(a)    General Rule. This section 5.6(a) applies to the rollover of eligible distributions other than Roth rollovers. In accordance with procedures established by the Council, an Eligible Employee may contribute cash amounts attributable to eligible rollover distributions from:
(1)    a qualified plan described in Code section 401(a) or 403(a), including the direct rollover of after-tax employee contributions made to such plan;
(2)    an annuity contract described in Code section 403(b); or
(3)    an eligible plan under Code section 457 that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.
An Eligible Employee may also contribute cash distributions from an individual retirement account or annuity described in Code section 408(a) or (b) that are eligible to be rolled over and would otherwise be includible in gross income.
The Council may, in its sole and absolute discretion, direct the return of rollover contributions to an Eligible Employee if the Council determines that such return is necessary to insure the continued qualification of the Plan under Code section 401(a).
Rollover contributions shall be credited to the Eligible Employee’s Rollover Contributions Account, except that a rollover of after-tax employee contributions shall be credited to the Eligible Employee’s After-Tax Rollover Contributions Account.
(b)    Roth Rollover Contributions. In accordance with procedures established by the Council, an Eligible Employee may contribute a qualified Roth rollover to the Plan including—
(1)    a direct transfer from a designated Roth account under another qualified plan described in Code section 401(a); or
(2)    an indirect transfer of the portion of a distribution from a designated Roth account under another applicable retirement plan that would have been includible in the Eligible Employee’s gross income if not for the rollover.
Amounts contributed to the Plan pursuant to this section 5.6(b) shall be credited to the Eligible Employee’s Roth Rollover Contributions Account.
5.7 Pay Reduction Agreements
(a)    General Rule. Except as provided in section 5.7(b), an Eligible Employee who has satisfied the requirements to become a Participant under section 4.1(a) can make Before-Tax Contributions under section 5.1(a), Roth Contributions under section 5.1(b), catch-up contributions under section 5.1(c), and After-Tax Contributions under section 5.2 only by filing with the Council a Pay Reduction Agreement in a manner specified by the Council. Under this Pay Reduction Agreement, the Eligible Employee’s Compensation may be reduced on a before-tax and/or after-tax basis (as specified by the Eligible Employee) within the limits specified under section 5.1 or section 5.2 (as applicable), and the Employer shall agree to contribute these withheld amounts to the Plan on the Eligible Employee’s behalf in accordance with section 5.1 or section 5.2 (as applicable).
The Pay Reduction Agreement shall be filed with the Council at a time specified by the Council before the date on which it is to take effect. A Participant’s Pay Reduction Agreement shall remain in effect until canceled or amended.
(b)    Automatic Enrollment for Newly Eligible Employees.
(1)    General Rule. Except as provided in Appendix A or Appendix B, an Eligible Employee shall be treated as having filed a Pay Reduction Agreement authorizing Before-Tax Contributions equal to six percent of Compensation, commencing as of the first day of the month next following his or her satisfaction of the eligibility requirements described in section 4.1(a) unless such Eligible Employee affirmatively elects in advance of such date to contribute at a different percentage, to contribute on a Roth or after-tax basis, or to decline participation.
(2)    Notice. The Council shall provide Eligible Employees with notice of the automatic contribution feature at least 30 days in advance of the first payroll deduction under section 5.7(b)(1).
(c)    Suspension of Contributions. A Pay Reduction Agreement may be canceled by a Participant at any time during the Plan Year by giving notice to the Council at a time and in a manner specified by the Council. This notice shall be effective, and the Pay Reduction Agreement shall be cancelled, as soon as administratively practicable following the receipt of such notice by the Council. Any Participant who elects to suspend contributions pursuant to this section 5.7(c) shall be eligible to resume contributions as of any later date by filing with the Council a new Pay Reduction Agreement, which shall be effective as soon as administratively practicable following its receipt by the Council.
(d)    Change in Contributions. A Pay Reduction Agreement may be amended by a Participant to increase or decrease the percentage amount of the Participant’s Before-Tax Contributions, Roth Contributions, or After-Tax Contributions by giving notice to the Council at a time and in a manner specified by the Council. This notice shall be effective as soon as administratively practicable following the receipt of such notice by the Council.
Each Participant's Pay Reduction Agreement shall be increased, effective July 1 of each year, by 1% of Compensation, up to a maximum of 10% of Compensation. This applies to pre-tax and Roth contributions but not to after-tax contributions. If the Participant is contributing both pre-tax and Roth contributions, the combined deferral percentage shall be used to determine whether the Eligible Employee is contributing 10% to the Plan and the 1% increase shall be applied to the pre-tax contribution percentage. Eligible Employees may elect to change or cancel the increase.
5.8 Limitations on Contributions
(a)    Limit on Before-Tax Contributions. No Employer shall make Before-Tax Contributions (which, for this purpose, shall also include Roth Contributions) for any calendar year for any Member which, when aggregated with any previous deferrals by the Member pursuant to any other cash or deferred arrangement maintained by the Company or an Affiliate under Code section 401(k), are in excess of the limit set forth under Code section 402(g). To the extent that any Before-Tax Contributions are made in contravention of the preceding sentence, such excess amounts (plus earnings or minus losses, determined in the manner described below), shall be refunded to the Member as soon as administratively practicable after the end of the Plan Year, but no later than April 15 of the Plan Year following the Plan Year in which the excess deferrals occurred.
In addition, if the limitation in Code section 402(g) would be exceeded by the total of the Member’s Before-Tax Contributions under this Plan and deferrals for the same calendar year made under any other cash or deferred arrangement maintained by an employer other than an Affiliate, if timely requested by the Member, the excess amount designated by the Member (or by the Employer on the Member’s behalf) shall be refunded to the Member no later than April 15 following such calendar year. The amount of excess deferrals refunded by the Plan shall not exceed the Member’s Before-Tax Contributions for the calendar year.
Refunds of excess deferrals under this section 5.8(a) shall be taken first from the Member’s Roth Contributions Account, and then from the Member’s Before-Tax Contributions Account (but only to the extent that the excess deferrals for such Plan Year exceed the amount of the Member’s Roth Contributions for such Plan Year).
Any refund required under this section 5.8(a) shall be adjusted for attributable earnings and losses, as determined under section 6.5, up to the end of the Plan Year for which the deferrals were made (and there shall be no adjustment for earnings and losses for any period after the end of the Plan Year for which the deferrals were made).
(b)    Actual Deferral Percentage Test. The actual deferral percentage for each Plan Year of the group of Highly Compensated Employees eligible to participate in the Plan shall not exceed the greater of—
(1)    one and one-quarter times the actual deferral percentage of the group of Nonhighly Compensated Employees for such Plan Year; or

(2)    the lesser of (A) two times the actual deferral percentage of the group of Nonhighly Compensated Employees for such Plan Year or (B) two percentage points plus the actual deferral percentage of the group of Nonhighly Compensated Employees for such Plan Year.
The actual deferral percentage of each group of Eligible Employees for any Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in each group) of (i) the Before-Tax Contributions and Roth Contributions made on behalf of each Eligible Employee for such Plan Year to (ii) such Eligible Employee’s Compensation for the Plan Year. In the discretion of the Council, the Compensation used for this purpose may be limited to Compensation for the portion of the Plan Year during which the Eligible Employee satisfied the eligibility requirements of section 4.1(a), provided that this alternative is applied uniformly to all Eligible Employees for the Plan Year. Before-Tax Contributions and Roth Contributions shall be taken into account for purposes of this test only if they are allocated to the Eligible Employee’s Account as of a date within the Plan Year and are paid to the Trust Fund within 12 months after the end of the Plan Year.
To the extent necessary to conform to the limitation of this section 5.8(b), the Council shall reduce Before-Tax Contributions and Roth Contributions made on behalf of the Highly Compensated Employees consistent with regulations issued under Code section 401(k). Such reduction shall be effected by reducing contributions made on behalf of Highly Compensated Employees in the order of the dollar amount of such contributions, beginning with the Highly Compensated Employees who elected the largest dollar amount of such contributions.
Excess contributions determined under this section 5.8(b) shall be refunded to the Member with the income thereon and without regard to any other provision in the Plan. Refunds of excess contributions under this section 5.8(b) shall be taken first from the Member’s Roth Contributions Account, and then from the Member’s Before-Tax Contributions Account (but only to the extent that the excess contributions for the Plan Year exceed the amount of the Member’s Roth Contributions for such Plan Year).
The income that is refunded under this section 5.8(b) shall be calculated in accordance with section 6.5 and applicable Treasury regulations or other regulatory guidance. However, a refund under this section shall not include income attributable to any period after the end of the Plan Year for which the contributions were made.
A refund shall occur within the first two and one-half months after such Plan Year, or as soon as practicable thereafter, but in no event later than 12 months after the end of the Plan Year. A refund of excess contributions under this section 5.8(b) shall be coordinated with any refund required under section 5.8(a). Any Matching Contributions made with respect to Before-Tax Contributions, Roth Contributions, or Catch-Up Contributions under section 5.1(c) that are refunded pursuant to this section 5.8(b) shall be treated as a forfeiture (and shall be used to reduce future

Matching Contributions due under section 5.3 from the Employer of the affected Member).
Effective for contributions made to the Plan on and after January 1, 2022, the plan has been amended to provide safe harbor matching contributions to the nonunion portion of the Plan. No actual deferral percentage test shall be required for the nonunion portion of the Plan beginning with the 2022 Plan Year.
(c)    Actual Contribution Percentage Test. The actual contribution percentage for each Plan Year of the group of Highly Compensated Employees eligible to participate in the Plan shall not exceed the greater of—
(1)    one and one-quarter times the actual contribution percentage of the group of Nonhighly Compensated Employees for such Plan Year; or
(2)    the lesser of (A) two times the actual contribution percentage of the group of Nonhighly Compensated Employees for such Plan Year or (B) two percentage points plus the actual contribution percentage of the group of Nonhighly Compensated Employees for such Plan Year.
The actual contribution percentage of each group of Eligible Employees for any Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in each group) of (i) the After-Tax and Matching Contributions made on behalf of each Eligible Employee for such Plan Year to (ii) the Eligible Employee’s Compensation for the Plan Year. In the discretion of the Council, the Compensation used for this purpose may be limited to Compensation for the portion of the Plan Year during which the Employee satisfied the participation requirements of section 4.1(a), provided that this alternative is applied uniformly to all Eligible Employees for the Plan Year. After-Tax and Matching Contributions shall be taken into account for purposes of this test only if they are allocated to the Eligible Employee’s Account as of a date within the Plan Year, are paid to the Trust Fund within 12 months after the end of the Plan Year, and (regarding Matching Contributions only) are made on account of the Eligible Employee’s Before-Tax Contributions (or Roth Contributions) for the Plan Year.
To the extent necessary to conform to the limitation described in this section 5.8(c), the Council shall reduce After-Tax and Matching Contributions made on behalf of the Highly Compensated Employees in a manner similar to the method described in section 5.8(b). Any After-Tax and Matching Contributions so reduced (including allocable income) shall be refunded to the Member. The income on After-Tax and Matching Contributions that are refunded under this section 5.8(c) shall be calculated in accordance with section 6.5 and applicable Treasury regulations or other regulatory guidance. However, a refund under this section shall not include income attributable to any period after the Plan Year for which the contributions were made.

Any refund made pursuant to this section 5.8(c) shall be paid without regard to any other provision in the Plan. Each refund shall occur within the first two and one-half months after the Plan Year, or as soon as practicable after that date, but in no event later than 12 months after the end of the Plan Year. Any refund of After-Tax and Matching Contributions shall be coordinated with any forfeiture required under section 5.8(b) and shall not discriminate in favor of those Highly Compensated Employees receiving such distributions.
Effective for contributions made to the Plan on and after January 1, 2022, the plan has been amended to provide safe harbor matching contributions to the nonunion portion of the Plan. No actual contribution percentage test shall be required for the nonunion portion of the Plan beginning with the 2022 Plan Year.
(d)    Special Testing Provisions.
(1)    For purposes of section 5.8(b), the actual deferral percentage of a Highly Compensated Employee who is eligible for Before-Tax Contributions or Roth Contributions under two or more plans described in Code section 401(k) that are maintained by the Company or an Affiliate shall be determined as if all such contributions were made under a single Plan, except as otherwise provided in regulations under Code section 401(k).
For purposes of section 5.8(c), the actual contribution percentage of a Highly Compensated Employee who is eligible to participate in two or more plans providing for After-Tax or Matching Contributions (within the meaning of Code section 401(m)) that are maintained by the Company or an Affiliate shall be determined as if all these contributions are made under a single plan, except as otherwise provided in regulations under Code section 401(m).
(2)    For purposes of this section 5.8, the actual deferral percentages and actual contribution percentages shall be determined by considering all applicable contributions made under any other plans that are aggregated with this Plan for purposes of Code sections 401(a)(4) and 410(b). If other plans are permissively aggregated with this Plan for purposes of Code section 401(k) or 401(m), the aggregated plans must satisfy Code sections 401(a)(4) and 410(b) as if they constituted a single plan.
(3)    In the discretion of the Council, the actual contribution percentage for a Participant may be determined by taking into account all or part of his or her Before-Tax Contributions and Roth Contributions, provided that the requirements in applicable Treasury regulations are satisfied.
(4)    In addition to the foregoing, if the Council determines during the course of the Plan Year that the actual deferral percentage test in section 5.8(b) or the actual contribution percentage test in section 5.8(c) might not be met for the Plan Year, the Council may reduce, at any time, the maximum percentage of Compensation at which Highly Compensated Employees may elect Before-Tax Contributions, Roth Contributions, and/or After-Tax Contributions to the percentage deemed necessary to satisfy the appropriate test for the Plan Year. Any such limitation shall be treated as an employer-provided limit with respect to these Highly Compensated Employees for purposes of electing catch-up contributions pursuant to section 5.1(c).
(5)    The portion of the Plan that benefits Eligible Employees who are included in collective bargaining units shall be tested separately from the portion of the Plan that benefits Eligible Employees who are not covered by collective bargaining units. In addition, when testing the portion of the Plan that benefits Eligible Employees who are members of collective bargaining units, (A) this portion of the Plan shall not be subject to the average contribution percentage test described in section 5.8(c) and (B) the Council may test each bargaining unit separately under section 5.8(b) or may combine two or more bargaining units into a single test (provided that any such combinations are reasonable and reasonably consistent from year to year).
5.9 Limitation on Annual Additions
(a)    General Limitation. Notwithstanding any other provision of this Article 4, the Annual Additions (as defined in section 5.9(c)) with respect to a Member for a Plan Year shall not exceed the lesser of—
(1)    $72,000 as of 2026, or any higher annual amount permitted under Code section 415(d); or
(2)    100 percent of the Member’s Compensation for the Plan Year.
(b)    Reduction in Annual Additions. If in any Plan Year a Member’s Annual Additions exceed the limitation determined under section 5.9(a), such excess shall not be allocated to the Member’s accounts in any other defined contribution plan. Instead, the excess shall be taken first from the Member’s subaccounts under this Plan as follows:
(1)    to the extent allowed by regulations, the Member’s After-Tax Contributions, or any part thereof, shall be refunded to the Member, along with any earnings attributable thereto;
(2)    to the extent allowed by regulations, the Member’s Before-Tax Contributions, or any part thereof, shall be refunded to the Member, along with any earnings attributable thereto;
(3)    to the extent allowed by regulations, the Member’s Roth Contributions, or any part thereof, shall be refunded to the Member, along with any earnings attributable thereto; and

(4)    the Matching Contributions that would have been allocated to the Member’s Account but for this section 5.9 shall be placed in a suspense account.
Any amount held in a suspense account shall be used to reduce contributions by the Employer for the next Plan Year. Such suspense account shall share in the gains and losses of the Trust Fund on the same basis as other Accounts.
(c)    Annual Additions. For purposes of this section, Annual Additions mean the sum, credited to a Member’s Account under this Plan and the Member’s accounts under all other qualified defined contribution plans maintained by the Company or an Affiliate, of—
(1)    Company and Affiliate contributions;
(2)    forfeitures;
(3)    Employee contributions;
(4)    amounts allocated to an individual medical account (as defined in Code section 415(l)) that is part of a defined benefit plan maintained by the Company or an Affiliate; and
(5)    amounts (derived from contributions paid after December 31, 1985, in taxable years ending after that date) attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a welfare benefit fund (as defined in Code section 419(e)) maintained by the Company or an Affiliate.
However, any amount described in section 5.9(c)(4) or (5) shall not be counted as an Annual Addition in applying the rule in Code section 415(c)(1)(B) and section 5.9(a)(2) of the Plan (limiting Annual Additions to 100 percent of Compensation). In addition, restored forfeitures shall not be treated as Annual Additions.
(d)    Definition of Affiliate. In applying the limitations on contributions under this section, an employer shall be treated as an Affiliate of the Company if, in determining common control under Code section 414(b) and (c), the phrase “more than 50 percent” were substituted for the phrase “at least 80 percent” each place the latter appears in Code section 1563 and in the regulations under Code section 414(c).
(e)    IRS Regulations. This section 5.9 shall be interpreted and applied consistently with the final regulations under Code section 415 that were adopted by the Internal Revenue Service on April 5, 2007 (and all subsequent modifications to such regulations). These regulations are hereby incorporated by reference.

Article 6. Investment Funds
6.1 Investment of Contributions
(a)    Election of Investments. Each Participant shall elect to direct the investment of all Plan contributions made on his or her behalf into any one or more of the Funds in increments of 1 percent (except that the amount directed into the Sonoco Stock Fund may not exceed 50 percent of such contributions). The Participant shall make this election upon becoming a Participant by giving notice in a manner specified by the Council.
(b)    Default Election. In the event that a Participant fails to make the election described in section 6.1(a) upon first becoming a Participant, his or her Account shall be invested in the Target Date Retirement Fund applicable to the Participant (or similar Fund selected by the Council in its sole discretion). The Fund designated by the Council under this section 6.1(b) is intended to be a qualified default investment arrangement under ERISA section 404(c)(5) (and related regulations). As such, the Council shall provide a notice to Participants describing—
(1)    the circumstances under which contributions will be invested in the default Fund selected by the Council under this section 6.1(b);
(2)    the investment objectives, risk and return characteristics, and fees and expenses related to the default Fund selected by the Council under this section 6.1(b);
(3)    the right of Participants to self-direct the investment of their contributions into the other Funds; and
(4)    where Participants can obtain explanations of the other Funds.
This notice shall be provided to each Participant at least 30 days in advance of the date of the first investment that is made on the Participant’s under this section 6.1(b) and at least 30 days in advance of each subsequent Plan Year.
(c)    Changes in Elections. Each Participant may change his or her investment election for future contributions at any time (in 1 percent increments) by giving notice of such change to the Council at a time and in a manner specified by the Council (subject to the limitation described in section 6.1(a) that no more than 50 percent of future contributions may be directed into the Sonoco Stock Fund). This change shall be effective as soon as administratively practicable following the receipt of such notice.
6.2 Investment Transfers
Each Member may elect to transfer the assets in any Fund to any one or more of the other Funds in 1 percent increments at any time by giving notice of such transfer to the Council at a time and in a manner specified by the Council. This transfer shall be effective as soon as administratively practicable following the receipt of such notice.

6.3 Sonoco Stock Fund
(a)    Dividends. Each Member (or Beneficiary) who has a portion of his or her Account invested in Company Stock under the Sonoco Stock Fund may elect to have any cash dividends attributable to such investments—
(1)    retained in the Sonoco Stock Fund and reinvested in Company Stock;
(2)    paid directly in cash to such Member (or Beneficiary); or
(3)    paid to the Trustee and distributed by the Trustee in cash to such Member (or Beneficiary) no later than 90 days after the end of the Plan Year in which such dividends are paid to the Trustee.
Any election by a Member or Beneficiary under this section 6.3(a) shall be made at a time and manner prescribed by the Council, but any procedures prescribed by the Council shall meet regulatory guidance issued under Code section 404(k) and provide each Member and Beneficiary a reasonable opportunity to (A) make an election before a dividend is paid or distributed to the Member or Beneficiary and (B) change his or her election at least annually. Any dividends that are reinvested in Company Stock shall be 100% vested at all times.
(b)    Voting Rights. Each Member and Beneficiary may, on all matters, direct the Trustee how to vote shares of Company Stock under the Sonoco Stock Fund that are allocated to his or her Account. Full shares of Company Stock shall be voted by the Trustee in accordance with any such directions. Fractional shares shall be combined and voted by the Trustee in a manner that reasonably reflects the voting directions of the Members and Beneficiaries whose Accounts are credited with such fractional shares. The Trustee shall vote all shares of Company Stock for which it does not receive timely voting directions in the same proportion as those shares for which timely voting directions were received.
For voting purposes, each Member and Beneficiary shall be a named fiduciary with respect to the Company Stock that is allocated to his or her Account. Voting directions from Members and Beneficiaries shall be made at a time and in a manner prescribed by the Council, and any procedures established by the Council for this purpose shall require the Trustee to hold voting directions from Members and Beneficiaries in strict confidence. The Council shall provide the Trustee and each Member and Beneficiary with proxy materials and other information that is identical to that provided to other shareholders.
(c)    Tender Offers. In the event of a tender offer to acquire Company Stock, the Trustee will provide to each Member and Beneficiary who has a portion of their Accounts invested in the Sonoco Stock Fund with—
(1)    information and material related to such offer; and

(2)    a form on which each such Member and Beneficiary can confidentially instruct the Trustee whether to tender the Company Stock allocated to his or her Account.
For Company Stock allocated to Accounts for which no timely tender instructions are received by Members or Beneficiaries, the Trustee shall act in accordance with the directions given with respect to the majority of the shares of Company Stock for which timely directions were provided to the Trustee by Members and Beneficiaries.
For purposes of any tender offer, each Member and Beneficiary shall be a named fiduciary with respect to the Company Stock that is allocated to his or her Account.
(d)    Qualifying Employer Securities. The Sonoco Stock Fund shall be invested in qualifying employer securities.
6.4 Plan Expenses
(a)    Investment Fees. Except to the extent paid by an Employer in its sole discretion, expenses attributable to the management and investment of each of the Funds shall be charged against the respective Fund.
(b)    Administrative Expenses. Except to the extent paid by an Employer in its sole discretion, or except to the extent that fees for specific services (e.g., distributions or investment services) are assessed against the Account of specific Members (as determined by the Council in its sole discretion), all fees paid to the Trustee for trustee services, all fees paid for recordkeeping services performed by the Trustee or by any other third-party service provider, and any other costs or expenses described in section 11.2 shall be paid out of Trust Fund assets and charged against each Member’s Account in the same proportion as the Member’s Account balance bears to the total balance of all Accounts.
6.5 Valuation; Allocation of Investment Earnings and Losses
Following the end of each Valuation Date, the Trustee shall value all assets of the Trust Fund, allocate net gains or losses, and process additions to and withdrawals from Accounts in the following manner:
(a)    The Trustee shall first compute the fair market value of securities and any other assets comprising each Fund. Each Account shall be adjusted each Valuation Date by applying the closing market price of the Fund on the current Valuation Date to the share/unit balance of the Fund as of the close of business on the current Valuation Date.
(b)    The Trustee shall then account for any request for additions or withdrawals made to or from a specific designated Fund by any Member, including allocations of contributions. In completing the valuation procedure described above, such adjustments in the amount credited to such Accounts shall be made on the Valuation Date to which the investment activity relates. Contributions received by the Trustee pursuant to this Plan shall not be taken into account until the Valuation Date coinciding with or next following the date when the contribution was both actually paid to the Trustee and allocated among the Accounts of Members.
It is intended that this section 6.5 shall operate to distribute among each Account in the Trust Fund all income of the Trust Fund and changes in the value of the assets of the Trust Fund.
6.6 Compliance with ERISA Section 404(c)
The Plan is intended to constitute a plan that satisfies the requirements of ERISA section 404(c) and, as such, the Plan fiduciaries shall be relieved of liability for losses that may result from a Member’s or Beneficiary’s investment instructions. To the extent that any one Fund does not satisfy the requirements of ERISA section 404(c), the protections thereunder shall continue to apply to all other Funds which otherwise satisfy these requirements. The Council shall provide all information and take all other steps they deem necessary and appropriate to comply with the requirements of ERISA section 404(c).

Article 7. Vesting
7.1 Immediate Vesting in Certain Contributions
Each Member shall have a fully vested interest at all times in his or her After-Tax Contributions Account, After-Tax Rollover Contributions Account, Before-Tax Contributions Account, Paysop Account, Rollover Contributions Account, Roth Contributions Account, Roth Rollover Contributions Account, Tuscarora Money Purchase Pension Plan Account, PPI 401(k) Account, PPI Profit Sharing Account, Peninsula 401(k) Account, Clear Lam 401(k) Account, Conitex 401(k) Account, Corenso 401(k) Account, TEQ 401(k) Account, and Sebro 401(k) Account
7.2 Vesting Schedules for Matching Contributions
(a)    General Rule. Except as otherwise provided in section 7.2(b), a Member shall have at all times a Vested Percentage in his or her Matching Contributions Account equal to 100 percent.
(b)    Vested Percentage in Matching Contributions Account for Certain Union Groups.
(1)    Menasha. A Member who is covered by the collective bargaining agreement in effect between the Employer and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 273, covering union Employees at the USPMC - Menasha location will have the Vested Percentage in his or her Matching Contributions Account determined in accordance with the following schedule:

Years of Vesting Service	Vested Percentage
Fewer than 3	0%
3 or more	100%

Vesting Service under this section 7.2(b)(1) shall be determined under the elapsed time vesting provisions described in section 3.1.
7.3Vested Percentage in Retirement Contributions.
A Member’s Vested Percentage in his or her Retirement Contributions Account shall be determined in accordance with the following schedule:

Years of Vesting Service	Vested Percentage
Fewer than 3	0%
3 or more	100%

Vesting Service under this section 7.3 shall be determined under the elapsed time vesting provisions described in section 3.1.
7.4 Vested Percentage in Collectively-Bargained Nonelective Employer Contributions.
(a)    Tegrant Union Employees. Each Member of the unions listed below shall at all times have a Vested Percentage in his or her Collectively-Bargained Nonelective Employer Contributions Account equal to 100 percent:
(1)    the International Association of Machinists and Aerospace Workers Union, Local #1546, representing union maintenance Employees at Tegrant Corporation’s Hayward, CA location; and
(2)    the Teamsters Union, IBT Local #853, representing union production Employees at Tegrant Corporation’s Hayward, CA location.
(b)    Other Eligible Union Groups. Except as provided in section 7.4(a), a Member who is covered by a collective bargaining agreement that provides for Collectively-Bargained Nonelective Employer Contributions, as specified in Appendix B, shall have the Vested Percentage in his or her Collectively-Bargained Nonelective Employer Contributions Account determined as follows:

Years of Vesting Service	Vested Percentage
Fewer than 3	0%
3 or more	100%

(c)    Elapsed Time Vesting Service. Vesting Service under section 7.4(b) shall be determined under the elapsed time vesting provisions described in section 3.1 for Eligible Employees who are covered by a collective bargaining agreement in effect between the Employer and one of the following unions:
(1)    the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 1517, representing union Employees at the Company’s USPMC - DePere location; or

(2)    the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 273, representing union Employees at the USPMC - Menasha location.
(d)    Hours-Based Vesting Service. Vesting Service under section 7.4(b) shall be determined under the hours-based vesting provisions described in section 3.2 for Eligible Employees who are covered by a collective bargaining agreement in effect between the Employer and one of the following unions:
(1)    the Chicago & Midwest Regional Joint Board Affiliate of Workers United, SEIU, representing union Employees at the Company’s Edinburgh location; or
(2)    the Graphic Communications International Union Local 508M, representing union Employees at the Company’s Franklin location.
7.5 Accelerated Vesting.
Notwithstanding section 7.2, 7.3, or 7.4, a Member shall have a Vested Percentage equal to 100 percent if—
(a)    the Member incurs a Separation from Service (as defined in section 3.1(e)(2)) or reaches a Termination Date (as defined in section 3.2(e)(3)) after attaining age 55;
(b)    the Member dies after reaching age 55 while performing qualified military service (as defined in Code section 414(u)); or
(c)    the Member incurs a Separation from Service due to the divesture of the location in which Member is employed (e.g., divestiture of Canton location effective February 15, 2015).
In addition to the other provisions of this Section 7.5, and notwithstanding anything in the Plan to the contrary, effective as of April 1, 2025 (“Ferris Sale Date”), the Accounts of all Members in the Plan who: (i) as of the date immediately prior to the Ferris Sale Date, were members of: (a) Chicago &  Midwest Regional Joint Board Affiliate of Workers Unites/SEIU, Edinburgh, Indiana Plant, Sonoco Flexible Packaging, (b) PPPWU, Local 25M of District Council 3 for Sonoco, Franklin Plant of Franklin, Ohio (fka Franklin/Graphic Communications International Union Local 508M); or (c) Teamsters Union Local 777 An Affiliate of the International Brotherhood of Teamsters, plant located at 11610 Copenhagen Court, Franklin Park, IL; (ii) as of the date immediately prior to the Ferris Sale Date, were actively employed by the Company or one of its Affiliates; (iii) as of the close of business immediately prior to the Ferris Sale Date, were involuntarily terminated from the Company or one of its Affiliates; (iv) effective as of the Ferris Sale Date, had unvested benefits in the Plan; and (v) effective as of the Ferris Sale Date, were hired by Toppan Holdings Inc., shall be fully vested regardless of their years of Vesting Service.
7.6 Forfeitures
If a Member’s Matching Contributions Account, Retirement Contributions Account, and/or Collectively-Bargained Nonelective Employer Contributions Account are not yet fully vested upon the Member’s Separation from Service, any such nonvested portion shall be forfeited as of the earlier of—
(a)    the date the Member receives a complete distribution of his or her Vested Balance; or
(b)    the date on which the Member incurs five consecutive One-Year Periods of Separation (as defined in section 3.1(e)(1)) or five consecutive One-Year Breaks in Service (as defined in section 3.2(e)(2)), as applicable.
These forfeitures shall be used to defray reasonable administrative costs, restore previous forfeitures to Accounts of reemployed Members under section 7.7(a), and reduce future Matching Contributions, Retirement Contributions, and/or Collectively-Bargained Nonelective Employer Contributions due under the Plan from the Employer of the affected Member, as determined by the Council in its sole and absolute discretion.
Notwithstanding the foregoing, Company Stock from the Sonoco Stock Fund held in a Participant’s Account shall be forfeited only after all other assets are forfeited. If more than one class of Company Stock from the Sonoco Stock Fund is held in a Participant’s Account, the Plan must forfeit the same proportion of each class.
7.7 Treatment of Forfeitable Amounts
(a)    General Rule. If a Member incurs a Separation from Service (as defined in section 3.1(e)(2)) or reaches a Termination Date (as defined in section 3.2(e)(3)), as applicable, before his or her Vested Percentage is 100 percent, the portion of the Member’s Account that was forfeited under section 7.6 shall be restored to the Member only if he or she is reemployed by the Company or an Affiliate before incurring five consecutive One-Year Periods of Separation (as defined in section 3.1(e)(1)) or five consecutive One-Year Breaks in Service (as defined in section 3.2(e)(2)), as applicable.
(b)    Source of Restored Forfeitures. Forfeitures that are restored under this section 7.7 shall be restored first from current forfeitures with respect to Accounts of other Members. To the extent such other forfeitures are insufficient, an additional Employer contribution shall be made.
7.8 Transfer of Employment.
If a Member transfers from a position of employment in which the Matching Contributions and/or Collectively-Bargained Nonelective Employer Contributions are subject to a vesting schedule under this Article 7 into a position of employment in which any such future contributions will either vest immediately under section 7.2(a) or be subject to a different vesting schedule under section 7.2(b) or 7.4, the Matching Contributions and/or Collectively-Bargained Nonelective Employer Contributions made prior to any such transfer shall continue to be subject to the vesting schedule that applied to such contributions before the date of the Member’s transfer.

Article 8. Distributions
8.1 Entitlement to Distribution upon Death of Member
(a)    Death of Member. If a Member dies before the complete distribution of the Vested Balance of his or her Account, the Beneficiary designated by the Member shall be entitled to receive the remaining portion of the Vested Balance of such Account in the form described in section 8.3(b), as of the Valuation Date provided in section 8.4(b), and in compliance with the rules in section 8.7.
(b)    Designation of Beneficiary.
(1)    General Rule. Each Member may designate one or more persons as Beneficiary to receive the remaining portion of the Vested Balance of the Member’s Account in the event of his or her death. Each such designation shall be effective only when filed in writing at a time and in a manner specified by the Council, and shall revoke all prior designations, subject to the provisions of section 8.1(b)(2).
(2)    Rule for Surviving Spouses. A Spouse to whom the Member was married on the date of his or her death shall be the Member’s sole Beneficiary unless, prior to the Member’s death, one or more other persons have been named pursuant to a qualified alternate designation (as defined in section 8.1(b)(3)) made and filed prior to the Member’s death in accordance with procedures prescribed by the Council. The consent of a Member’s Spouse shall not be required where—
(A)    the Council determines that the required consent cannot be obtained because there is no Spouse or the Member’s Spouse cannot be located;
(B)    the Council determines that the Member is legally separated;
(C)    the Council determines that the Member has been abandoned within the meaning of local law and there is a court order to that effect; or
(D)    there exists any other circumstance (as determined by the Council) prescribed by law as an exception to the consent requirement.
(3)    Qualified Alternate Designation. A designation shall be a qualified alternate designation only if—
(A)    the Member, in a signed written instrument, designates by name one or more persons to be Beneficiary in lieu of, or along with, the Member’s surviving Spouse;
(B)    the Member’s surviving Spouse (if any), determined at the time of the Member’s death, has consented in writing to the naming of such Beneficiary and has acknowledged the effect of such consent; and
(C)    such consent is witnessed by a notary public or a Plan representative.

A qualified alternate designation may not be changed without spousal consent. Any spousal consent to a qualified alternate designation shall be irrevocable.
(4)    Default Beneficiary. If no person is otherwise designated under this subsection, if a designation is revoked in whole or in part, or if no designated Beneficiary survives the Member, benefits payable under the Plan shall be paid to the Member’s surviving Spouse, or if there is no surviving Spouse, to the Member’s estate.
If any payment is made under the Plan to any Beneficiary in reasonable reliance on (A) a written attestation by the Member of unmarried status, (B) a spousal consent that on its face conformed to the requirements set forth above, or (C) evidence establishing to the Council’s satisfaction that a Member’s Spouse could not be located at the time of a Beneficiary designation and the Plan has not been made aware that a Member’s Spouse has been located since then, the Plan’s liability for death benefits shall be satisfied to the extent of such payment, and the Plan shall have no liability to any Spouse to such extent.
(5)    Death of Beneficiary. If a Beneficiary who is entitled to receive payments from the Trust Fund dies before receiving all payments due, any remaining benefit shall be paid to the Beneficiary’s estate in a lump sum.
8.2 Distribution upon Separation from Service for Reasons Other Than Death
Upon a Member’s Separation from Service (as defined in section 3.1(e)(2)) for reasons other than death, such Member shall be entitled to the Vested Balance of his or her Account in the form described in section 8.3(a) (or 8.5, if applicable), and as of the Valuation Date provided in section 8.4(a) (or 8.5, if applicable).
8.3 Form of Benefit Payments
The forms of payment described in this section 8.3 are subject to the restrictions contained in sections 8.4(c) and 8.6.
(a)    Distribution upon Separation from Service. Except as otherwise provided in section 8.5 (regarding special distribution provisions that apply to the Tuscarora Money Purchase Pension Plan Account), a Member who is entitled to a distribution under section 8.2 may elect to receive his or her Account—
(1)    in a lump sum payment;
(2)    in up to five substantially equal annual installments (as elected by the Member or the Beneficiary), with each installment payment equal to the Vested Balance of the Account as of the payment date divided by the remaining number of payments;
(3)    in monthly, quarterly, or annual installment payments from the Vested Balance of the Account (as specified by the Member or Beneficiary); or

(4)    in partial withdrawals elected on an as-needed basis in an amount selected by the Member or Beneficiary, provided that each such withdrawal (except the final one) must equal or exceed $1,000.
A Member or Beneficiary who elects initially to receive distributions under section 8.3(a)(2), (3), or (4) may elect to receive the remaining portion of the Vested Balance of his or her Account at any time in a single lump sum payment. In addition, a Member who has elected installment payments under section 8.3(a)(2) or (3) may also elect one or more partial withdrawals under section 87.3(a)(4) during the installment distribution period.
(b)    Distribution upon Death. Except as otherwise provided in section 8.5 (regarding special distribution provisions that apply to the Tuscarora Money Purchase Pension Plan Account), if distribution of a Member’s Account has commenced to the Member under a payment form described in section 8.3(a)(2), (3), or (4), the Beneficiary may either continue receiving those payments or elect any other payment option available under section 8.3(a). Except as otherwise provided in section 8.5, if distribution of a Member’s Account has not already commenced to the Member, a Beneficiary entitled to payment under section 8.1(a) may elect to receive distribution of the Vested Balance of the Member’s Account in any of the payment forms permitted under section 8.3(a).
(c)    Medium of Payment. Distributions under the Plan shall generally be made in cash, except that a Member or Beneficiary may elect to receive all or a portion of the Account that is invested in the Sonoco Stock Fund in the form of Company Stock. (To the extent that a distribution of Company Stock results in a fractional share, the value of any such fractional share shall be distributed in cash.)
(d)    Investment Gains and Losses. Amounts payable hereunder shall continue to accrue earnings and losses under section 6.5 pending such payment.
8.4 Time of Benefit Payments
(a)    General Rule. Except as otherwise provided in section 8.4(c) (regarding the distribution of small balances) or section 8.5 (regarding special distribution provisions that apply to the Tuscarora Money Purchase Pension Plan Account), distribution to a Member may commence as of the earliest practicable Valuation Date following the Member’s Separation from Service (as defined in section 3.1(e)(2)), or any later Valuation Date (but not later than the Member’s latest allowable commencement date under section 8.7), as the Member may request. A Member requesting a distribution must file such request at a time and in the manner specified by the Council.
(b)    Distribution Upon Death. Except as otherwise provided in section 8.4(c) (regarding the distribution of small balances), a distribution to a Beneficiary under section 8.1(a) may be made as of the earliest practicable Valuation Date following the Member’s death, or any later Valuation Date (but no later than the Beneficiary’s latest allowable commencement date under section 8.7), as the Beneficiary may request. A Beneficiary requesting a distribution must file such request at the time and in the manner specified by the Council.
(c)    Small Amounts. Notwithstanding any other provision in this Article 8, if a Member or Beneficiary is entitled to a distribution under this Article 8, and the Vested Balance of the Member’s Account as of the first Valuation Date coinciding with or next following the Member’s Separation from Service (as defined in section 3.1(e)(2)) or death is not greater than $7,000, distribution shall be made in a single sum payment as soon as practicable following such Valuation Date.
If a Member becomes entitled to an automatic cashout under this section 8.4(c), and the Member does not elect a direct distribution or a qualified rollover, the Council shall establish an individual retirement account for the benefit of the Member that is compatible with, and complies with the requirements (including notice requirements) of the Portability Services Network.
(d)    Sonoco Stock Fund. Notwithstanding anything to the contrary in this Plan, Participants and their Beneficiaries (as applicable) are entitled to elect to commence distribution of the Company Stock from the Sonoco Stock Fund in their Accounts within one year after Separating from Service due to attaining normal retirement age, dying, or becoming disabled. If a Participant Separates from Service for a reason other than attainment of normal retirement age, death, or disability, the Participant or his or her Beneficiaries are entitled to elect to commence distribution of the Company Stock from the Sonoco Stock Fund in their Accounts no later than one year after the close of the fifth Plan Year after Separation from Service. Any such distributions must comply with the requirements of Section 8.7.
8.5 Distribution of Tuscarora Money Purchase Pension Plan Account Balances
This section 8.5 applies to each Member who has a balance in the Tuscarora Money Purchase Pension Plan Account.
(a)    Distribution to the Member. If Member who has a balance in the Tuscarora Money Purchase Pension Plan Account becomes entitled to a distribution under section 8.2, the amount credited to such account shall be distributed to the Member in accordance with this section 8.5(a).
(1)    Time of Payment. The time of payment of the Member’s Tuscarora Money Purchase Pension Plan Account shall be determined under section 8.4(a) (or section 8.4(c), if applicable).
(2)    Normal Form of Payment.
(A)    Unmarried Members. Except as provided in sections 8.4(c) and 8.5(a)(3), the Tuscarora Money Purchase Pension Plan Account belonging to a Member who is not married on his or her Annuity Starting Date shall be distributed in the form of a Single Life Annuity.

(B)    Married Members. Except as provided in sections 8.4(c) and 8.5(a)(3), the Tuscarora Money Purchase Pension Plan Account belonging to a Member who is married on his or her Annuity Starting Date shall be distributed in the form of a Qualified Joint and Survivor Annuity.
(3)    Waiver Procedures. In lieu of the normal forms of payment specified in section 8.5(a)(2), a Member may elect to receive his or her Tuscarora Money Purchase Pension Plan Account in one of the optional payment forms specified in section 8.5(a)(4). However, any such waiver by a Member who is married on his or her Annuity Starting Date shall be subject to the waiver procedures described in this section 8.5(a)(3).
(A)    General Rule. A married Member may elect, in a manner prescribed by the Council, to waive the Qualified Joint and Survivor Annuity and to elect instead to receive his or her Tuscarora Money Purchase Pension Plan Account in accordance with an optional form of payment described in section 8.5(a)(4). Except as otherwise provided in section 8.5(a)(5), any such election must be filed with the Council within the 90-day period ending on the Member’s Annuity Starting Date. For this election to be effective—
(i)    the Member’s Spouse must consent in writing to the election;
(ii)    the election and consent must specify the optional form of benefit;
(iii)    the election and the consent must designate a Beneficiary (if applicable);
(iv)    the Member’s Spouse must acknowledge the financial consequences of the consent; and
(v)    the Spouse’s consent must be witnessed by a notary public or a Plan representative.
(B)    Exception to Consent Requirement. The consent of a Member’s Spouse shall not be required where—
(i)    the Member elects the Qualified Optional Survivor Annuity;
(ii)    the Council determines that the required consent cannot be obtained because there is no Spouse or the Member’s Spouse cannot be located;
(iii)    the Council determines that the Member is legally separated;
(iv)    the Council determines that the Member has been abandoned within the meaning of local law and there is a court order to that effect; or

(v)    there exists any other circumstance (as determined by the Council) prescribed by law as an exception to the consent requirement.
(C)    Revocation and Modification. An election by a Member under section 8.5(a)(3)(A) to waive the Qualified Joint and Survivor Annuity may be revoked by the Member in writing without the consent of his or her Spouse at any time during the election period. Any subsequent election by a Member to waive the Qualified Joint and Survivor Annuity must comply with the requirements in section 8.5(a)(3)(A).
(4)    Optional Forms of Payment. In lieu of the normal form of payment specified in section 8.5(a)(2), a Member may elect to his or her Tuscarora Money Purchase Pension Plan Account in accordance with one or more of the following payment options:
(A)    a Single Life Annuity;
(B)    a Qualified Optional Survivor Annuity (but only for a Member who is married on his or her Annuity Starting Date);
(C)    a Ten-Year Certain and Life Annuity: or
(D)    a lump sum payment.
Any such election made by a Member who is married on his or her Annuity Starting Date must comply with the requirements of section 8.5(a)(3). Any such election made by a Member who is not married on his or her Annuity Starting Date shall be valid only if the Member is furnished with an explanation of the material features of the optional payment form within the notice period described in section 8.5(a)(5).
(5)    Notice and Explanation to Members. Except as otherwise provided in this section 8.5(a)(5), the Council shall provide to each Member who has a balance in the Tuscarora Money Purchase Pension Plan Account, between 30 and 90 days before the Member’s Annuity Starting Date, a written explanation of the Qualified Joint and Survivor Annuity. This explanation shall describe—
(A)    the terms and conditions of the Qualified Joint and Survivor Annuity and the Qualified Optional Survivor Annuity;
(B)    the material features and relative values of other optional forms of benefit available under the Plan;
(C)    the Member’s right to make (and the effect and financial consequences of) a waiver of the Qualified Joint and Survivor Annuity;
(D)    the rights of the Member’s Spouse regarding a waiver of the Qualified Joint and Survivor Annuity; and

(E)    the right of a Member to revoke a prior waiver of the Qualified Joint and Survivor Annuity and the effect and financial consequences of such a revocation.
If the notice required under this section 8.5(a)(5) is not provided to the Member at least 30 days before the Member’s Annuity Starting Date, the election period described in section 8.5(a)(3)(A) shall end on the 30th day following the date on which the explanation was provided. Subject to section 8.5(a)(3), a Member may elect to waive the requirement that the explanation must be provided at least 30 days before the Annuity Starting Date or at least 30 days before the end of the election period (as applicable). In the event of such a waiver, distribution of the Member’s benefits must commence more than seven days after the explanation was provided.
(b)    Distribution to Beneficiaries. If Member who has a balance in the Tuscarora Money Purchase Pension Plan Account dies before receiving a complete distribution of such account, any remaining distribution of such account to the Member’s Beneficiary shall be made in accordance with this section 8.5(b).
(1)    Death Before the Annuity Starting Date.
(A)    Time of Payment. If a Member who is subject to this section 8.5(b) dies before his or her Annuity Starting Date, the Member’s Tuscarora Money Purchase Pension Plan Account shall be paid to the Member’s Beneficiary as of the date determined under section 8.4(b) (or section 8.4(c), if applicable).
(B)    Form of Payment.
(i)    Unmarried Member. If a Member dies before his or her Annuity Starting Date, and such Member does not have a surviving Spouse at the time of his or her death, the Member’s Tuscarora Money Purchase Pension Plan Account shall be distributed to the Member’s Beneficiary in the form of a single lump sum payment.
(ii)    Married Member. Except as otherwise provide in section 8.4(c) or section 8.5(b)(1)(C), if a Member dies before his or her Annuity Starting Date, and such Member has a surviving Spouse at the time of his or her death, the Member’s Tuscarora Money Purchase Pension Plan Account shall be distributed to the Member’s surviving Spouse in the form of a Preretirement Survivor Annuity.
(C)    Waiver Procedures.
(i)    General Rule. A married Member who has a balance in the Tuscarora Money Purchase Pension Plan Account may waive the Preretirement Survivor Annuity and instead—

(I)    designate a Beneficiary other than his or her Spouse to receive such account in the form of a lump sum payment after the Member’s death; or
(II)    elect to have such account distributed to the Spouse in the form of a single lump sum payment after the Member’s death.
Any election by a married Member under this section 8.5(b)(1)(C) must be filed with the Council during the period that begins on the first day of the Plan Year in which the Member attains age 35 and ends on the date of the Member's death. The Member's waiver must be made in a manner prescribed by the Council. The Member's Spouse must give written consent to the waiver that states the optional payment form and/or the Beneficiary designated by the Member (as applicable) and acknowledges the effect and financial consequences of the waiver. The Spouse's consent must be witnessed by a notary public or a Plan representative.
(ii)    Exception to Consent Requirement. The consent of a Member's Spouse shall not be required where—
(I)    the Council determines that the required consent cannot be obtained because there is no spouse or the Member's spouse cannot be located;
(II)    the Council determines that the Member is legally separated;
(III)    the Council determines that the Member has been abandoned within the meaning of local law and there is a court order to that effect; or
(IV)    there exists any other circumstance (as determined by the Council) prescribed by law as an exception to the consent requirement.
(D)    Revocation and Modification. A waiver made by a married Member under section 8.5(b)(1)(C) may be revoked by the Member in writing without the consent of his or her Spouse at any time during the waiver period. Any subsequent election by a Member to waive the Preretirement Survivor Annuity must comply with the requirements of section 8.5(b)(1)(C)(i) above.
(E)    Waiver By Spouse. Notwithstanding the above, a surviving Spouse who becomes entitled to a Preretirement Survivor Annuity under section 8.5(b)(1)(B)(ii) may elect to waive this benefit and elect instead to receive the Member’s Tuscarora Money Purchase Pension Plan Account in the form of a single lump sum payment.
(F)    Notice to Employee.
(i)    In General. The Council shall provide each Member, within the notice period described below a written explanation of—
(I)    the terms and conditions of the Preretirement Survivor Annuity;
(II)    the Member's right to make, and the effect and financial consequences of, a waiver of the Preretirement Survivor Annuity;
(III)    the material features and relative values of the optional forms of benefit;
(IV)    the rights of the Member's Spouse regarding a waiver of the Preretirement Survivor Annuity; and
(V)    the right of the Member to revoke a prior waiver of the Preretirement Survivor Annuity and the effect and financial consequences of a revocation.
(ii)    Notice Period. The Council shall provide the notice described in section 8.5(b)(1)(F)(i) within whichever of the following periods ends later—
(I)    the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Member attains age 35; or
(II)    the period beginning on the first day the Member commenced participation in the Plan and ending on the close of the 12-month period following commencement of participation.
Notwithstanding the foregoing, if a Member terminates employment before age 35, the notice shall be provided within one year following the Member's termination. If a Member again becomes an Employee of the Employer before age 35, the Council must again provide this notice within the period described in section 8.5(b)(1)(F)(ii)(I) or (II), whichever ends later. In no event shall the Council be required to provide notice to a Member who has no vested benefit under the Plan after the Member has terminated employment with the Employer.

(2)    Death after the Annuity Starting Date. If distribution of the Member's Tuscarora Money Purchase Pension Plan Account has commenced to the Member in the form of an annuity, benefits payable after the Member's death (if any) shall be made to the Member's Beneficiary as survivor payments in accordance with the form of payment in effect before the Member's death.
8.6 In-Service Withdrawals
(a)    General Rule. No Member shall make a withdrawal under the Plan prior to incurring a Separation from Service (as defined in section 3.1(e)(2)) except to the extent specifically provided in this section and section 8.6.
(b)    Voluntary Withdrawals. A Member who is in active employment with the Company or an Affiliate may withdraw all or part of his or her After-Tax Contributions Account, After-Tax Rollover Contributions Account, Rollover Contributions Account, TEQ Pre-2004 Matching Account, and Aerosol Prior Profit Sharing Contribution Account. A withdrawal under this section 8.6(b) shall be charged against these subaccounts on a pro rata basis.
(c)    Age 59½ Withdrawals. A Member who is in active employment with the Company or an Affiliate, and who has attained age 59½, may withdraw all or part of the Vested Balance of his or her Account (excluding the portion of such Account that is attributable to his or her Retirement Contributions Account, and Collectively-Bargained Nonelective Employer Contributions Account), or all or part of his or her Corenso Account (without exclusions). A withdrawal after age 59½ shall be charged on a pro rata basis against the various subaccounts from which a withdrawal is permitted under this section 8.6(c).
(d)    Hardship Withdrawals.
(1)    In General. A Member who is in active employment with the Company or an Affiliate may withdraw on account of hardship all or part of the following accounts: Before-Tax Contributions Account; Roth Contributions Account; Paysop Account; the Vested Balance of his or her Matching Contributions Account; PPI 401(k) Account; Peninsula 401(k) Account; Clear Lam 401(k) Account; Conitex 401(k) Account; Corenso 401(k) Account, and BMP 401(k) Account. Members may not withdraw on account of hardship any part of his or her Prior Plan Matching Contributions Account or PPI Profit Sharing Account.
A Member may make a hardship withdrawal under this section 8.6(d) only after first exhausting withdrawals that are otherwise available to the Member under section 8.6(b) and (c).
(2)    Definition of Hardship. A withdrawal is on account of hardship only if it is on account of an immediate and heavy financial need of the Member and the amount withdrawn is necessary to satisfy such need.

(A)    Immediate and Heavy Financial Need. A distribution will be on account of an immediate and heavy financial need only if it is on account of—
(i)    medical expenses described in Code section 213(d) incurred by the Member or the Member’s spouse or dependents (as defined in Code section 152 without regard to Code section 152(b)(1), 152(b)(2), and 152(d)(1)(B));
(ii)    costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Member;
(iii)    payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Member or the Member’s Spouse, children, or dependents (as defined in Code section 152 without regard to Code sections 152(b)(1), 152(b)(2), and 152(d)(1)(B));
(iv)    the need to prevent the eviction of the Member from his or her principal residence or foreclosure on the mortgage of the Member’s principal residence;
(v)    burial or funeral expenses for the Member’s deceased parent, Spouse, children, or dependents (as defined in Code section 152 without regard to Code section 152(d)(1)(B)); or
(vi)    expenses for the repair of damage to the Member’s principal residence that would qualify for the casualty deduction under Code section 165 (determined without regard to whether the loss exceeds 10 percent of adjusted gross income).
(B)    Necessary Amount. A hardship withdrawal will be deemed necessary to satisfy an immediate and heavy financial need if—
(i)    the distribution does not exceed the amount of the Member’s immediate and heavy financial need (including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution); and
(ii)    the Member has previously obtained all other distributions currently available to him or her under this Plan or any other plan maintained by the Company or an Affiliate.
(C)    Order of Withdrawals. A hardship withdrawal shall be charged on a pro rata basis against the various subaccounts from which a withdrawal is permitted under section 8.6(d)(1).

(e)    Rules Governing Withdrawals.
(1)    A Member making a withdrawal must file a request with the Council at the time and in the manner specified by the Council, and may be assessed a processing fee as determined from time to time by the Council.
(2)    A withdrawal under this section 8.6 shall be made as of the earliest practicable Valuation Date following the date on which the request for withdrawal is made.
(3)    A withdrawal under this section 8.6 shall be charged on a pro rata basis to each Fund (other than the loan fund) in which the affected subaccounts are invested.
(f)    Qualified Birth and Adoption Distribution. Members may take up to $5,000 as a qualified birth and/or adoption distribution during the 1-year period beginning on the date on which the Member’s child is born or the date on which the legal adoption by the Member of an “eligible adoptee” is finalized. An eligible adoptee is any individual (other than a child of the Member's spouse) who has not attained age 18 or is physically or mentally incapable of self-support. Members can contact the Plan Administrator to request a copy of the application and procedures for requesting a qualified birth and/or adoption distribution.
8.7 Required Minimum Distributions
(a)    Definitions. For purposes of this Plan, the following definitions apply:
(1)    Required Beginning Date. A Member’s “Required Beginning Date” is April 1 of the calendar year following the later of:
(A)    The calendar year in which the Member attains the Applicable Age; or
(B)    The calendar year in which the Member incurs a Separation from Service (as defined in section 3.1(e)(2)).
Notwithstanding the foregoing, if a Member is a 5 percent owner (as described in Code section 416(i)) at any time during the Plan Year in which the Member attains the Applicable Age, distribution of the Member’s Account (other than the Roth Rollover Account and the Roth Contribution Account, which are not subject to the required minimum distribution rules) shall commence no later than the April 1 of the calendar year following the calendar year in which the Member attains the Applicable Age regardless of whether the Member has incurred a Separation from Service (as defined in section 3.1(e)(2)).
(2)    Designated Beneficiary. A Member’s “Designated Beneficiary” is any individual designated as a Beneficiary by the Member, in accordance with section 8.1, who remain Beneficiaries as of September 30 of the calendar year following the calendar year in which the Member dies.

(3)    Eligible Designated Beneficiary. A Member’s “Eligible Designated Beneficiary” is any Designated Beneficiary who, on the date of the Member’s death, is:
(A)    The Member’s surviving Spouse;
(B)    The Member’s child who has not attained age 21 (the child will cease being an Eligible Designated Beneficiary upon attainment of age 21);
(C)    Disabled (within the meaning of Code section 72(m)(7) if the Designated Beneficiary is age 18 or older or within the meaning of Treasury Regulation section 1.409(a)(9)-4(e)(4)(iii) if the Designated Beneficiary is not yet age 18);
(D)    Chronically ill (within the meaning of Code section 7702B(c)(2) as modified by Code section 401(a)(9)(E)(ii)(IV)); or
(E)    An individual who is not more than 10 years younger than the Member.
(b)    Latest Allowable Commencement Dates.
(1)    General Rule. Distribution of a Member’s Account (other than the Roth Rollover Account and the Roth Contribution Account, which are not subject to the required minimum distribution rules) shall commence no later than his or her Required Beginning Date.
(2)    Periodic Benefit Payments. No election under this Article 8 will be effective unless the Member’s total benefit (other than the Roth Rollover Account and the Roth Contribution Account, which are not subject to the required minimum distribution rules) will be distributed over a period that will not exceed—
(A)    the life of the Member;
(B)    the lives of the Member and the Member’s Designated Beneficiary;
(C)    a period certain not extending beyond the life expectancy of the Member; or
(D)    a period certain not extending beyond the joint life and last survivor expectancy of the Member and the Member’s Designated Beneficiary.
(c)    Required Distributions Where Member Dies Before Entire Interest is Distributed.
(1)    If benefits have commenced and the Member dies prior to receiving his or her entire interest under the Plan, the remaining portion of such interest (other than the Roth Rollover Account and the Roth Contribution Account, which are not subject to the required minimum distribution rules) shall be distributed as follows:

(A)    To Eligible Designated Beneficiaries described in sections 8.7(a)(3)(A), (C), (D), or (E), to his or her Eligible Designated Beneficiary at least as rapidly as under the method of distribution selected by the Member;
(B)    To Eligible Designated Beneficiaries described in section 8.7(a)(3)(B), by the end of the tenth year following the year of the Member’s death;
(C)    To Designated Beneficiaries who are not Eligible Designated Beneficiaries, by the end of the tenth year following the year of the Member’s death; or
(D)    To Beneficiaries who are not Designated Beneficiaries, at least as rapidly as under the method of distribution selected by the Member.
(2)    If the Member dies prior to the commencement of benefits under the Plan, the interest payable (other than the Roth Rollover Account and the Roth Contribution Account, which are not subject to the required minimum distribution rules) shall be paid over a time period that does not exceed:
(A)    For Eligible Designated Beneficiaries described in sections 8.7(a)(3)(A), (C), (D), or (E), the Eligible Designated Beneficiary’s life expectancy, commencing no later than:
(i)    For Eligible Designated Beneficiaries described in section 8.7(a)(3)(A), distributions are required to begin no later than December 31 of the calendar year preceding the Member’s Required Beginning Date; except that, if the surviving Spouse elects treatment under Code section 401(a)(9)(B)(iv), distribution can be delayed until the surviving Spouse’s Required Beginning Date, if such date is later than the Member’s Required Beginning Date. In all event, the applicable distribution period for distribution calendar years after the distribution calendar year including the Member’s date of death is determined under the uniform lifetime table. If the Surviving spouse dies before distributions are required to begin to the surviving Spouse under this section 8.7(c)(2)(A)(i), section 8.7(c)(2)(A) will apply as if the surviving Spouse were the Member.
(ii)    For Eligible Designated Beneficiaries described in sections 8.7(C), (D), or (E), distributions are required to begin no later than the end of the calendar year following the year of the Member’s death.
(B)    For Eligible Designated Beneficiaries described in section 8.7(a)(3)(B), all amounts must be paid by the end of the tenth year following the year of the Member’s death;

(C)    For Designated Beneficiaries who are not Eligible Designated Beneficiaries, all amounts must be paid by the end of the tenth year following the year of the Member’s death; or
(D)    For Beneficiaries who are not Designated Beneficiaries, all amounts must be paid by the end of the fifth year following the year of the Member’s death.
(3)    For an applicable multi-beneficiary trust as defined in Code section 401(a)(9)(H)(v), the above rules shall be applied consistent with Code section 401(a)(9)(H)(iv) and (v).
(d)    Minimum Distribution Amount. If a distribution is required under this section 8.7, the minimum amount that must be distributed each calendar year shall be determined under Code section 401(a)(9) and Treasury Regulations sections 1.401(a)(9)-1 through 1.401(a)(9)-9.
8.8 Direct Transfers
(a)    General Rule. Notwithstanding any provision of the Plan to the contrary, a distributee may elect, at the time and in the manner prescribed by the Council, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
(b)    Definitions.
(1)    Eligible rollover distribution means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include—
(A)    any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more;
(B)    any distribution to the extent such distribution is required under Code section 401(a)(9);
(C)    except as provided below, the portion of any distribution that is not includible in gross income (determined with regard to the exclusion for net unrealized appreciation with respect to employer securities); and
(D)    the portion of any distribution that represents a hardship withdrawal pursuant to section 8.6(d).
Notwithstanding section 8.8(b)(1)(C), a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of the Participant’s After-Tax Contributions Account or After-Tax Rollover

Contributions Account. Any such amounts may be transferred to (i) a qualified trust described in Code section 401(a) or an annuity contract described in Code section 403(b) that agrees to separately account for amounts so transferred (including separately accounting for the portion of such distribution which is includible in gross income and the portion of the distribution which is not includible in gross income); (ii) an individual retirement account described in Code section 408(a); or (iii) an individual retirement annuity (other than an endowment contract) described in Code section 408(b).
In addition, a portion of a distribution from a Member’s Roth Contributions Account or Roth Rollover Contributions Account does not fail to be an eligible rollover distribution merely because the portion is not includible in the distributee’s gross income (determined without regard to the rollover). However, such portion may only be transferred to a Roth IRA or directly transferred to a designated Roth account under a Code section 401(a) plan or a Code section 403(b) plan that agrees to account separately for the amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion such distribution that is not so includible.
(2)    Eligible retirement plan means—
(A)     an individual retirement account described in Code section 408(a);
(B)    an individual retirement annuity described in Code section 408(b);
(C)    an annuity plan described in Code section 403(a);
(D)    a qualified trust described in Code section 401(a);
(E)    an annuity contract described in Code section 403(b);
(F)    an eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to account separately for amounts transferred into such plan from this Plan; and
(G)    an individual retirement arrangement described in Code section 408A.
(3)    Distributee means a Participant or former Participant. In addition, the Participant’s or former Participant’s surviving Spouse and the Participant’s or former Participant’s Spouse or former Spouse who is the alternate payee under a qualified domestic relations order (as defined in Code section 414(p)) are distributees with regard to the interest of the Spouse or former Spouse.
In addition, a non-Spouse Beneficiary may elect, at a time and in a manner prescribed by the Council, to have any portion of a distribution from the Plan paid directly to an eligible retirement plan specified by the non-Spouse

Beneficiary in a direct trustee-to-trustee transfer. However, in the case of any such distribution to a non-Spouse Beneficiary, an eligible retirement plan shall mean an individual retirement account described in Code section 408(a) or an individual retirement annuity described in Code section 408(b).
(4)    Direct rollover means a payment by the Plan to the eligible retirement plan specified by the distributee.
8.9 Rehired Member
In the event that a Member who has had a Separation from Service (as defined in section 3.1(e)(2)) is rehired by the Company or an Affiliate before having received a complete distribution of the Vested Balance of his or her Account, further distribution of the Member’s Account shall be suspended, and the undistributed balance shall continue to be held in the Account until the Member is again entitled to a distribution under this Article 8.
8.10 Distributions on Account of Military Service
A Member who is performing service in the uniformed services (as defined in chapter 43 of title 38 of the U.S. Code) for a period of more than 30 days shall be treated as having severed from employment under Code section 401(k)(2)(B)(i)(I) during such period of service and may elect to receive all or part of his or her Accounts. If a Member elects to receive a distribution pursuant to this section 8.10, the Member shall be prohibited from making any contributions to the Plan and all other plans maintained by the Company and its Affiliates for six months after the date of the distribution.
Members can take Qualified Reservist Distributions from the pretax and/or Roth contribution portion of any of their Accounts holding pretax or Roth contributions. A “Qualified Reservist Distribution” means any distribution to an individual who is ordered or called to active duty after September 11, 2001, if the Member was (by reason of being a member of a reserve component, as defined in section 11 of Title 37 of the United States Code) ordered or called to active duty for a period in excess of 179 days or for an indefinite period and the Plan makes the distribution during the period beginning on the date of such order or call, and ending at the close of the active duty period.

Article 9. Loans to Members
9.1 Council Authorized to Make Loans
Upon application of a Member who is in active employment with the Company or an Affiliate, the Council may direct the Trustee to make a cash loan to the Member from the Vested Balance of his or her Account (excluding the portion of such Account that is attributable to the Member’s Retirement Contributions Account and Tuscarora Money Purchase Pension Plan Account). Whether these loans are made, as well as their amounts and terms, shall be in the sole discretion of the Council, subject to the provisions of this Article.
(Loans shall also be available on a reasonably equivalent basis to a Member or a Beneficiary who is a “party in interest” (as defined in ERISA section 3(14)).)
9.2 Amount of Loans
(a)    Maximum Amount. The maximum amount of any loan permitted under this Article (when added to the outstanding loan balance of all loans to the Member under this Plan and any other qualified retirement plan maintained by the Company or an Affiliate) shall be the lesser of—
(1)    $50,000, reduced by the excess (if any) of—
(A)    the highest outstanding balance of loans from this Plan or any other qualified retirement plan maintained by the Company or an Affiliate during the one-year period ending on the day before the loan was made; over
(B)    the outstanding balance of loans from this Plan and any other qualified retirement plan maintained by the Company or an Affiliate on the date the loan is made; or
(2)    50 percent of the Member’s Vested Balance at the relevant time.
(b)    Minimum Amount. The minimum amount of any loan made under this Article shall be $1,000.
(c)    Collateral. A portion of the Member’s Account equal to the amount of the loan shall be used as collateral to secure the loan.
(d)    Number of Loans. A Member may have up to two general purpose loans, or one general purpose loan and one residential loan, outstanding from this Plan at any one time.
9.3 Interest
Each loan made under the Plan shall bear a reasonable rate of interest established by the Council in a uniform and nondiscriminatory manner on the basis of rates currently charged by commercial lenders for loans made in similar circumstances.

9.4 Term
A loan shall be for the term (in whole month increments) requested by the Member or Beneficiary, but shall not exceed five years (or 20 years, in the case of a loan for the acquisition of the Member’s principal residence).
9.5 Repayment
(a)    Equal Installments. Loans shall be repaid in equal installments, one per payroll period, representing a combination of interest and principal sufficient to amortize the loan during its term (plus any reasonable processing fees, as determined by the Council).
(b)    Active Members. Payments by active Members shall be made each payroll period through payroll withholding. If the payroll period for an active Member changes, the loan installments determined under section 9.5(a) shall be adjusted to reflect the change.
(c)    Inactive Members and Beneficiaries. A Member who has an outstanding loan upon his or her Separation from Service may continue making payments on a monthly basis by an automatic debit to such Member’s personal bank account.
(d)    Prepayment. Prepayments of the entire loan balance in a manner acceptable to the Trustee may be made without penalty. Partial prepayments are not allowed.
(e)    Default. If a Member fails to make an installment payment required by this section by 90 days after the date on which such installment is first due, the loan may be declared in default and shall then become immediately due and payable in full. If the Member does not then repay the full loan balance, his or her Account shall be offset by the unpaid loan balance at the earliest time permitted by law.
(f)    Suspension of Payments during Military Leave. Each Member may elect to suspend his or her loan repayments while on unpaid military leave covered under the Uniformed Services Employment and Reemployment Rights Act of 1994. In such event, the loan term will be extended by the length of the suspension and interest will not accrue during the period of the leave.
9.6Loans Treated as Plan Investments
(a)    Charge to Accounts and Funds. Loan proceeds distributed to a Member shall be charged on a pro rata basis against the various subaccounts from which a loan is permitted under section 9.1. Additionally, loan proceeds distributed to the Member shall be charged, on a pro rata basis, to each Fund in which the affected subaccount is invested. The amount distributed to a Member shall be equal to the face value of the loan less any origination or other fee assessed in connection with making the loan.
(b)    Loan Fund. A promissory note equal to the face value of the loan shall then be credited as an asset of an individual loan fund established in the Member’s name.

The value of a Member’s Account shall include the amount of principal and accrued interest remaining to be paid under this note.
(c)    Credit to Accounts and Funds. As soon as reasonably practicable following receipt of loan repayments, the Trustee shall credit principal and interest repayments to the subaccounts of the Member’s Account from which the loan was initially withdrawn on a pro rata basis. The amount of the loan repayment (including principal and interest) shall be invested in the Funds in accordance with the investment election last submitted by the Member or Beneficiary under Article 6.
9.7 Documents
No loan under this Article shall be made until the Member or Beneficiary has—
(a)    completed a loan application setting forth any information the Council deems appropriate;
(b)    agreed to a promissory note designating the Trustee as payee and stating the amount, term, repayment schedule, interest rate, and other terms and conditions consistent with this Article;
(c)    authorized and directed that the Employer shall withhold each payroll period, and remit to the Trustee, the installment amounts determined under section 9.5(a); and
(d)    granted a conditional security interest in the Member’s Account to the Trustee as security for repayment of the loan.
All such steps shall be completed by submitting the appropriate forms or as otherwise directed by the Council.

Article 10. Amendment and Termination
10.1 Amendment and Termination
The Company expects the Plan to be permanent, but the Company must necessarily and does hereby reserve the right to amend or modify in any respect, or to terminate, the Plan at any time, for any reason whatsoever, by written resolution of the Company’s Board. Any such amendments to the Plan may be made retroactively if necessary or appropriate to maintain the Plan as a plan meeting the requirements of Code section 401(a).
In addition, the Council shall have the authority to adopt in writing any amendment that is not expected to significantly alter the Plan’s contribution provisions or increase its expense.
No amendment of the Plan shall cause any part of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of the Members or their Beneficiaries. No plan amendment may decrease the accrued benefit of any Member. Retroactive plan amendments may not decrease the accrued benefit of any Member determined as of the time the amendment was adopted.
No amendment may eliminate or reduce an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or eliminate an optional form of benefit with respect to benefits attributable to service before the amendment, except as permitted under Code section 411(d)(6).
10.2 Vesting on Termination or Partial Termination
Upon a complete or partial termination of the Plan or complete discontinuance of contributions to the Plan (within the meaning of Treasury Regulation section 1.411(d)-2), no further contributions shall be made under the Plan on behalf of affected Members; the Account of each Member (or, in the case of a partial termination, each affected Member within the meaning of Treasury Regulation section 1.411(d)-2) shall fully vest; and the Accounts of any affected Members shall be distributed at the time and in the manner specified in Article 8.
10.3 Merger, Consolidation, or Transfer
In the case of any merger or consolidation of the Plan with, or any transfer of assets and liabilities of the Plan to, any other plan, provision shall be made so that each Member would, if the Plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit the Member would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then been terminated.

Article 11. Administration
11.1 Plan Administrator and Fiduciary
(a)    Plan Administrator. The general administration of the Plan shall be carried out by the Council, which shall act as the “plan administrator” within the meaning of Title I of ERISA.
(b)    Fiduciaries. Plan fiduciaries will have the powers and duties described in this section 11.1(b), and may delegate such duties to the extent permitted under ERISA section 402.
(1)    The Board. The fiduciary duties of Board members are limited to the right to amend, modify or terminate the Plan as set forth in Article 10 and the adoption of resolutions indicating which Employees (by job title) will serve as members of the Council. Those duties can be delegated to another person or entity by action of the Board.
(2)    The Employers. The fiduciary duties of the Company and other Employers hereunder are limited to executing documents by which the Plan is governed.
(3)    The Trustee. The fiduciary duties of the Trustee are those enumerated in the Trust Agreement.
(4)    The Council. The Council shall have the duties described in the Sonoco Employee Benefits Council Charter.
11.2 Specialists and Expenses
(a)    The Council may employ any counsel, auditors, and other specialists, and obtain any clerical, actuarial, and other services, and purchase products which are appropriate and helpful in carrying out the provisions of the Plan. Except to the extent paid by the Company or an Affiliate in its sole and absolute discretion, these fees and expenses shall be paid by the Trust Fund.
(b)    The Company or an Affiliate may initially pay any expense that normally would be a charge on the Trust Fund and later obtain reimbursement from the Trust Fund.
(1)    This even applies in cases where at the time of the initial payment of the expense, it is not clear that the Company or Affiliate may lawfully seek reimbursement from the Trust Fund, but such legal right to reimbursement is later clarified.
(2)    It is specifically anticipated that there may be situations, such as litigation, where the Company or an Affiliate might choose to bear costs initially, but later obtain reimbursement many years after the costs were incurred. Such delayed reimbursements shall be permissible.
(c)    Each member of the Council who is also a full-time Employee of the Company or an Affiliate shall not receive additional compensation for his or her services as a member of the Council. Any other member of the Council may receive compensation for services as a member, to be paid from the Trust Fund to the extent not paid by the Company or an Affiliate in its sole and absolute discretion. Any member of the Council may also receive reimbursement from the Trust Fund to the extent not paid by the Company or an Affiliate in its sole and absolute discretion for expenses properly and actually incurred.
11.3 Records
All resolutions, proceedings, acts, and determinations of the Council shall be recorded in writing. All such records, together with any documents and instruments as may be necessary for the administration of the Plan, shall be preserved in the custody of the Council.
11.4 Assistance
The Council, in its sole and absolute discretion, may delegate any of its powers and duties under this Plan to one or more individuals or committees. In such a case, every reference herein to the Council shall be deemed to include such individuals as to matters within their jurisdiction.
The Council shall also have the authority and discretion to engage an administrative delegate who shall perform, without discretionary authority or control, administrative functions within the framework of policies, interpretations, rules, practices, and procedures made by the Council.
Any action made or taken by the administrative delegate may be appealed by an affected Member or Beneficiary to the Council in accordance with the claims review procedures provided in section 11.6. Any decisions that call for interpretations of Plan provisions not previously made by the Council shall be made only by the Council. The administrative delegate shall not be considered a fiduciary with respect to the services it provides. Notwithstanding the foregoing, the administrative delegate shall not be relieved of any liability to the Plan or an Employer, Member, or Beneficiary arising from any action (or failure to act) that is judicially determined to result from the administrative delegate’s gross negligence or willful misconduct.
11.5 Administration
The Council shall have all powers necessary or appropriate to carry out the provisions of the Plan. It may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan’s business.
In making any determination or rule, the Council shall pursue uniform policies established by it. The Council shall not discriminate in favor of or against any Member. The Council shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of the eligibility for and the amount of any benefit payable under the Plan.
The Council shall have the right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions, by general rule or particular decision. The Council shall make, or cause to be made, all reports or other filings necessary to meet the reporting, disclosure, and other filing requirements of ERISA that are the responsibility of “plan administrators” under ERISA.
To the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Council shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.
In carrying out its responsibilities hereunder, the Council shall have the utmost discretion permitted by law.
11.6 Appeals from Denial of Claims
If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice of the denial. This notice shall be in writing within a reasonable period of time after receipt of the claim by the Sonoco Benefits Department within the Human Resources Department. This period will not exceed 90 days after receipt of the claim, except that if the Sonoco Benefits Department within the Human Resources Department determines that special circumstances require an extension of time, the period may be extended up to an additional 90 days. Written notice of the extension shall be furnished to the claimant prior to termination of the initial 90-day period, and it shall indicate the special circumstances requiring an extension of time and the date by which the benefit determination is expected.
Notice of any claim denial shall be written in a manner calculated to be understood by the claimant and shall set forth the following information:
(a)    the specific reasons for the denial;
(b)    specific reference to the Plan provisions on which the denial is based;
(c)    a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why this material or information is necessary;
(d)    an explanation that a full and fair review by the Sonoco Benefits Department within the Human Resources Department of the decision denying the claim may be requested by the claimant or his or her authorized representative by filing with the Sonoco Benefits Department within the Human Resources Department, within 60 days after the notice has been received, a written request for the review; and
(e)    a statement of the claimant’s right to bring a civil action under ERISA section 502(a) following an adverse decision upon review.
If a claimant files a written request for review of a denied claim, the claimant or his or her representative may request, free of charge, reasonable access to and copies of all documents, records, and other information relevant to the claim and may submit written comments, documents, records, and other information relevant to the claim within the 60-day period specified in section 11.6(d). The notice of claim denial shall include a statement of the claimant’s rights to review and submit information pursuant to this paragraph.
The review by the Council shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim without regard to whether such material was submitted or considered as part of the initial determination. The decision of the Council upon review shall be made promptly, and not later than 60 days after the Council’s receipt of the request for review. However, if the Council determines that special circumstances require an extension of time, this period may be extended up to an additional 60 days. Written notice of the extension shall be furnished to the claimant prior to termination of the initial 60-day period, and it shall indicate the special circumstances requiring an extension of time and the date by which the decision on review is expected.
If the claim is denied, wholly or in part, the claimant shall be given a copy of the decision promptly. The decision shall be in writing and shall be written in a manner calculated to be understood by the claimant. The decision shall include specific reasons for the denial; specific references to the pertinent Plan provisions on which the denial is based; a statement that the claimant may request, free of charge, reasonable access to and copies of all documents, records, and other information relevant to the claim; and a statement of the claimant’s right to bring a civil action under ERISA section 502(a).
11.7 Notice of Address and Missing Persons
Each person entitled to benefits under the Plan must file with the Council, in writing, his or her post office address and each change of post office address. If a person entitled to benefits cannot be located, actions compliant with the requirements of Department of Labor Field Assistance Bulletin No. 2014-01 (“FAB 2014-01”) will be taken. If the steps required by FAB 2014-01 are satisfied and the person still cannot be located, the Council may direct that his or benefit and all further benefits with respect to such person be discontinued and all liability for the payment thereof terminate. However, in the event of the subsequent reappearance of the Member, Beneficiary, or Alternate Payee prior to termination of the Plan, the benefits that were due and payable shall be paid in a single sum, and the future benefits due such person shall be reinstated in full.
11.8 Data and Information for Benefits
All persons claiming benefits under the Plan must furnish to the Council such documents, evidence, or information as the Council considers necessary or desirable to administer the Plan. Any such person must furnish this information promptly and sign any documents the Council may require before any benefits become payable under the Plan.
11.9 Effect of a Mistake
In the event of a mistake or misstatement as to the eligibility, participation, or service of any Member, or the amount of payments made or to be made to a Member or Beneficiary, the Council shall, if possible, cause such payment amounts to be withheld, accelerated, or otherwise adjusted as will in its sole judgment result in the Member or Beneficiary receiving the proper amount of payments under this Plan. Any such adjustments shall be made in accordance with the correction principles established by the Internal Revenue Service under the Employee Plans Compliance Resolution System or other applicable guidance.
11.10 Indemnity for Liability
To the extent permitted by law, the agents, representatives, directors, officers, and Employees of the Company and Members of the Council shall be indemnified by the Company against any and all claims, losses, damages, expenses (including counsel fees), and any other liability (including any amounts paid in settlement with the Company’s approval) arising from such individuals’ action or conduct relating to Plan administration. The Company is not liable to indemnify these persons against such claims, losses, damages, expenses, or liabilities when the same is judicially determined to be attributable to gross negligence or willful misconduct. The Company shall pay the premiums on any bond secured under this section and shall be entitled to reimbursement by the other Employers for their proportionate share.

Article 12. Trust Arrangements
12.1 Appointment of Trustee
A Trustee for the Plan shall be named in the Trust Agreement, and upon acceptance thereof, the Trustee shall perform the duties and exercise the authority of the Trustee as set forth in the Plan and in the Trust Agreement. Any Trust Agreement holding funds under the Plan is incorporated herein by reference.
12.2 Removal of Trustee; Appointment of Other Trustee
The Company reserves the right to remove the Trustee and to appoint a successor Trustee upon giving 60 days prior written notice to the Trustee, or upon any other date mutually agreed to by the Company and the Trustee.
12.3 Change in Trust Agreements
The Company may from time to time enter into further agreements with a Trustee or other parties and make amendments to Trust Agreements that it deems necessary or desirable to carry out the Plan. The Company may take any other steps and execute any other instruments that it deems necessary or desirable to put the Plan into effect.
12.4 Trust Fund
All deposits under this Plan shall be paid to the Trustee and deposited in the Trust Fund. All assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Members and Beneficiaries, shall be used to pay benefits under the Plan or to pay administrative expenses of the Plan and Trust Fund, to the extent not paid by an Employer in its sole discretion, and shall not revert to or inure to the benefit of an Employer, except as provided in section 12.5.
12.5 Reversion of Employer Contributions
(a)    If the Internal Revenue Service initially determines that the Plan does not meet the requirements of Code section 401, the Employer shall be entitled to receive a return of all its contributions made hereunder.
(b)    The portion of a contribution made by an Employer by a mistake of fact shall be returned to the Employer within one year after the payment of the contributions.
(c)    The portion of a contribution made by an Employer and disallowed by the Internal Revenue Service as a deduction under Code section 404 shall be returned to the Employer within one year after the Internal Revenue Service disallows the deduction. All contributions by Employers are strictly conditioned on their current deductibility under Code section 404.
(d)    Earnings attributable to the contributions to be returned under this section shall not be returned to an Employer, and any losses attributable to these contributions shall reduce the amount returned.

Article 13. Top-Heavy Plan Provisions
13.1Top-Heavy Determination
The top-heavy provisions of this Article shall be applied as follows.
(a)    Single Plan Determination. Except as provided in section 13.1(b)(2) below, if as of the Applicable Determination Date the aggregate amount of the Account balances of Key Employees under the Plan exceeds 60 percent of the aggregate amount of the Account balances of all Employees (other than former Key Employees) under the Plan, the Plan will be top-heavy, and the provisions of this Article shall become applicable. For the purposes of this Article—
(1)    Account balances shall include the aggregate amount of any distributions made with respect to the Employee during the five-year period (or one-year period for distributions made on account of severance from employment, death, or disability) ending on the Applicable Determination Date and any contribution due but unpaid as of said Applicable Determination Date; and
(2)    the Account balance of any individual who has not performed services for the Employer or the Affiliates at any time during the one-year period ending on the Applicable Determination Date shall not be taken into account.
The determination of the foregoing ratio, including the extent to which distributions, rollovers, and transfers shall be taken into account, shall be made in accordance with Code section 416.
(b)    Aggregation Group Determination.
(1)    If as of the Applicable Determination Date the Plan is a member of a Required Aggregation Group which is top-heavy, the provisions of this Article shall become applicable. For purposes of this section 13.1(b), an Aggregation Group shall be top-heavy, as of the Applicable Determination Date, if the sum of—
(A)    the aggregate amount of account balances of Key Employees under all defined contribution plans in such group, and
(B)    the present value of accrued benefits for Key Employees under all defined benefit plans in such group exceeds 60 percent of the same amounts determined for all Employees (other than former Key Employees) under all plans included within the Aggregation Group. Account balances and accrued benefits shall be adjusted for any distribution made in the five-year period (or one-year period for distributions made on account of severance from employment, death, or disability) ending on the Applicable Determination Date and any contribution due but unpaid as of the Applicable Determination Date. The account balance of any individual who has not performed services for the Employer or the Affiliates at any time during the one-year period ending on the Applicable Determination Date shall not be taken into account. The determination of the foregoing ratio, including the extent to which distributions (including distributions from terminated plans), rollovers, and transfers are taken into account, shall be made in accordance with Code section 416 and the regulations thereunder.
(2)    If the Plan is top-heavy under section 13.1(a) above, but the Aggregation Group is not top-heavy, this Article shall not be applicable.
(c)    The Council. The Council shall have responsibility to make all calculations to determine whether the Plan is top-heavy.
13.2 Definitions
For purposes of this Article, the following definitions apply.
(a)    Aggregation Group means a required aggregation group or a permissive aggregation group as follows.
(1)    Required Aggregation Group. All plans maintained by the Company and Affiliates in which a Key Employee participates shall be aggregated to determine whether the plans, as a group, are top-heavy. Each other plan of the Company and Affiliates which enables this Plan to meet the requirements of Code section 401(a) or section 410 shall also be aggregated.
(2)    Permissive Aggregation Group. One or more plans maintained by the Company and Affiliates, which are not required to be aggregated, may be aggregated with each other or with plans under section 13.2(a)(1) if such group would continue to meet the requirements of Code sections 401(a)(4) and 410 with such plan(s) being taken into account.
(b)    Applicable Determination Date shall mean, with respect to the Plan, the Determination Date for the Plan Year of reference and, with respect to any other plan, the Determination Date for any plan year of such plan which falls within such calendar year as the Applicable Determination Date of the Plan.
(c)    Determination Date shall mean, with respect to the initial plan year of a plan, the last day of such plan year and, with respect to any other plan year of a plan, the last day of the preceding plan year of such plan.
(d)    Key Employee means a Member or Beneficiary of such Member, if such Member for the Plan Year containing the Determination Date is—
(1)    an officer of the Company or an Affiliate who has annual Compensation greater than $235,000 for 2026 (as indexed from time to time in accordance with Code section 416(i));
(2)    a 5-percent owner of the Company or an Affiliate; or

(3)    a 1-percent owner of the Company or an Affiliate having annual Compensation of more than $150,000.
Ownership shall be determined in accordance with Code section 416(i)(1)(B) and (C). Any Employee who is not a Key Employee shall be a “non-key Employee” for purposes of applying this Article 13.
(e)    Compensation means, for all purposes under this Article 13, an Employee’s “Compensation” as determined under section 2.15(b). In no event shall an Employee’s Compensation under this Article 13 exceed the limit described in section 2.15(f).
13.3 Vesting Requirements
If the Plan is determined to be top-heavy with respect to a Plan Year, then a Member’s interest in his or her Account shall vest in accordance with the following schedule:

Years of Vesting Service	Vested Percentage
Fewer than 1	0%
1 but fewer than 2	20%
2 but fewer than 3	40%
3 or more	100%

If in a subsequent Plan Year, the Plan is no longer top-heavy, the vesting provisions that were in effect prior to the time the Plan became top-heavy shall be reinstated. However, the Member’s Vested Percentage following such reinstatement (with respect to the Member’s Account both before and after the reinstatement) shall not be reduced below the Member’s Vested Percentage immediately before such reinstatement.
13.4 Minimum Contribution
For each Plan Year with respect to which the Plan is top-heavy, the minimum amount contributed by the Employer under the Plan for the benefit of each Participant who is not a Key Employee and who is otherwise eligible for such a contribution shall be the lesser of—
(a)    3 percent of the non-key Participant’s Compensation for the Plan Year, or
(b)    the non-key Participant’s Compensation times a percentage equal to the largest percentage of such Compensation allocated under such plan with respect to any Key Employee for the Plan Year.
Matching Contributions allocated to Key Employees shall be treated as an allocation of contributions by an Employer under this section 13.4. However, if Matching Contributions to non-key Employees are used to satisfy the minimum contribution requirement under this section 13.4, these Matching Contributions shall not be tested under section 5.8, and they must otherwise satisfy the nondiscrimination requirements of Code section 401(a)(4).
This minimum contribution is determined without regard to any Social Security contribution. This minimum contribution shall be made on behalf of each non-key Employee who has not separated from service before the end of the Plan Year, without regard to whether the non-key Employee declines to make any mandatory contributions that may be required by the Plan. Contributions attributable to a salary reduction or similar arrangement shall be taken into account only with respect to contributions made on behalf of Key Employees. The minimum contribution provisions stated above shall not apply to any Participant who was not employed by the Company or an Affiliate on the last day of the Plan Year.
This section 13.4 shall not apply to a Participant covered under a qualified defined benefit plan or a qualified defined contribution plan maintained by the Company or an Affiliate if the Participant’s vested benefit thereunder satisfies the requirements of Code section 416(c). Amounts contributed under this section shall be credited to a Member’s Retirement Contributions Account.
13.5 Union Employees
The requirements of this Article 13 shall not apply with respect to any Employee included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and an Employer if retirement benefits were the subject of good faith bargaining between such Employee representatives and the Employer.

Article 14. Participation in and Withdrawal from Plan by an Affiliate
14.1 Participation in Plan
Any Affiliate that desires to become an Employer hereunder may elect, with the consent of the Company, to become a party to the Plan by—
(a)    having its board of directors adopt the Plan for the benefit of its eligible Employees effective as of the date specified in the adoption resolution; and
(b)    by filing with the Company a certified copy of such resolution, together with any other instruments that the Company may require.
The Company shall then file with the Trustee a copy of the Affiliate’s adoption resolution, together with the Company’s written approval of the adoption.
The adoption resolution may contain any specific changes and variations in Plan or Trust Agreement terms and provisions applicable to the adopting Employer and its Employees that are acceptable to the Company and the Trustee. However, the sole, exclusive right of any other amendment to the Plan or Trust Agreement is reserved by the Company. The Company may not amend specific changes and variations in the Plan or Trust Agreement terms and provisions as adopted by the Employer in its adoption resolution without the consent of the Employer. The adoption resolution shall become, as to the adopting organization and its Employees, a part of this Plan and the related Trust Agreement. It shall not be necessary for the adopting organization to sign or execute the original or amended Plan and Trust Agreement documents.
The effective date of the Plan for any adopting Affiliate shall be that stated in the resolution of adoption. From and after this effective date, the adopting Affiliate shall assume all the rights, obligations, and liabilities of an individual Employer entity under the Plan and Trust Agreement.
The administrative powers and control of the Company, as provided in the Plan and Trust Agreement, including the sole right of amendment, and of appointment and removal of the Trustee, and its successors, shall not be diminished by reason of the participation of any adopting Affiliate in the Plan.
14.2 Withdrawal from Plan
Any Employer, by action of its board of directors or other governing authority, may withdraw from the Plan and Trust Agreement after giving 90 days’ notice to the Company, provided the Company consents to the withdrawal. Distribution may be implemented through continuation of the Trust Fund, or transfer to another trust fund exempt from tax under Code section 501, or to a group annuity contract qualified under Code section 401, or distribution may be made as an immediate cash payment in accordance with the directions of the Council. However, no action shall divert any part of the fund to any purpose other than the exclusive benefit of the Employees of the Employer. Additionally, no such action shall be inconsistent with the requirements of Code sections 401(a).

Article 15. Miscellaneous
15.1 Incompetency
Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the Council receives written notice, in a form and manner acceptable to it, that the person is incompetent or a minor, and that a guardian, conservator, or other person legally vested with the care of his or her estate has been appointed. If the Council finds that any person to whom a benefit is payable under Plan is unable to care properly for his or her affairs, or is a minor, any payment due will be made to a legal guardian or other legal representative.
If a guardian or conservator of the estate of any person receiving or claiming benefits under the Plan is appointed by a court of competent jurisdiction, payments shall be made to such guardian or conservator if proper proof of the appointment is furnished in a form and manner suitable to the Council.
To the extent permitted by law, any payment made under the provisions of this section shall be a complete discharge of liability under the Plan.
15.2 Nonalienation of Benefits
Except as provided in Code section 401(a)(13), no benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. The Trust Fund under the Plan shall not in any manner be liable for or subject to the debts or liabilities of any Member or Beneficiary entitled to any benefit.
The preceding paragraph shall also apply to the creation, assignment, or recognition of a right to any interest or benefit payable with respect to a Member pursuant to a domestic relations order, unless the order is determined to be a qualified domestic relations order (as defined in Code section 414(p)). The Council shall establish reasonable written procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.
15.3 No Guarantee of Employment
Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of the Company or an Affiliate or to interfere with the right of the Company or an Affiliate to discharge or retire any Employee at any time.
15.4 Applicable Law
To the extent not preempted by ERISA, the Plan shall be governed by and construed according to the laws of South Carolina.

15.5 Severability
If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in this Plan.
15.6 Rights to Trust Assets
No Employee or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of employment or otherwise, except as specifically provided under the Plan, and then only to the extent of the benefits payable under the Plan to the Employee or Beneficiary out of the assets of the Trust Fund. All payments of benefits under this Plan shall be made solely out of assets of the Trust Fund, and the Employers, the Affiliates, or any fiduciary shall not be liable therefor in any manner.
15.7 Military Service
Effective December 12, 1994, and notwithstanding any other provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with the mandatory provisions of Code section 414(u).
15.8 Titles
The titles of sections are included only for convenience and shall not be construed as part of this Plan or in any respect affecting or modifying its provisions.
******************************************
In Witness Whereof, the authorized officers of the Company have signed this document and have affixed the corporate seal on February 10, 2026, effective as of January 1, 2026.

    Sonoco Products Company

                        By: /s/John Florence

John Florence, General Counsel & Secretary

Attest:

By: /s/Paul Joachimczyk

    Paul Joachimczyk ,             (CORPORATE SEAL)
    Chief Financial Officer

Appendix A. Participating Employers
The table below lists each Affiliate of the Company that has become a participating Employer in accordance with section 14.1. The adoption dates listed below represent the effective date for each Affiliate’s participation. However, because of multiple business restructurings, the adoption dates shown below do not necessarily represent the participation dates for individual Members currently employed by each Affiliate.

(The effective dates of Plan coverage for various groups of collectively-bargained Employees are listed in Appendix B and Appendix C.)

Affiliate	Adoption Date
	Plan Provisions (Except Retirement Contributions)	Plan Provisions Related to Retirement Contributions
Georgia Paper and Tube, Inc.	April 1, 2002	January 1, 2004
Hayes Manufacturing Group, Inc.	January 1, 2002	January 1, 2004
Sonoco Development, Inc.	January 1, 1999	January 1, 2004
Sonoco Flexible Packaging, Inc.	January 1, 1997	January 1, 2004 (or January 1, 2006 for Employees of Waco Flexibles)
Sonoco-Hutchinson, Inc.	November 1, 2001	January 1, 2004
Sonoco Paperboard Group, LLC	January 1, 1997	January 1, 2004
Sonoco Phoenix, Inc.	January 1, 2002	January 1, 2004
Sonoco Recycling, Inc.	January 1, 1981	January 1, 2004 (or January 1, 2005 for Employees of Paperstock Dealers, Savannah)
Sonoco SPG Inc.	January 1, 1997	January 1, 2004
Sonoco Sustainability Solution	January 1, 2010	January 1, 2010
Southern Plug & Mfg, Inc.	January 1, 1999	January 1, 2004
SPC Resources, Inc.	January 1, 1992	January 1, 2004
U.S. Paper Mills Corporation	January 1, 2002	January 1, 2004
Trident Graphics NA, LLC	January 1, 1997	January 1, 2004 (or January 1, 2006 for Employees of Keating Gravure)
Sonoco CorrFlex Display & Pack	January 1, 2005	January 1, 2007
Sonoco CorrFlex D&P, LLC	January 1, 2005	January 1, 2007
Sonoco CorrFlex LLC	January 1, 2005	January 1, 2007
Sonoco Clear Pack	July 1, 2008	July 1, 2008

Affiliate	Adoption Date
	Plan Provisions (Except Retirement Contributions)	Plan Provisions Related to Retirement Contributions
Sonoco Plastics, Inc. •APT Locations	January 1, 2011	January 1, 2011
•Columbus location	January 1, 2007	January 1, 2007
•Hanover location	January 1, 1995	January 1, 2004
•Matrix Packaging, Inc. CA	January 1, 2010 (except as noted below) – Closure of location in 2016	January 1, 2010 (except as noted below) – Closure of location in 2016
•Matrix Packaging, Inc. IL locations	January 1, 2010 (except as noted below) – Closure of location in 2016	January 1, 2010 (except as noted below) – Closure of location in 2016
•Matrix Packaging, Inc. MO locations	January 1, 2010 (except as noted below) – Closure of location in 2016	January 1, 2010 (except as noted below) – Closure of location in 2016
Sonoco Crellin locations	January 1, 1995	January 1, 2004
Wausau location	January 1, 2010 (except as noted below) – Closure of location in 2012	January 1, 2010 (except as noted below) – Closure of location in 2012
Winchester location	January 22, 1996	January 1, 2004
Tegrant Corporation	January 1, 2013	January 1, 2013
Sonoco Protective Solutions, Inc.	January 1, 2013 (Participation ends effective as of the close of business on October 31, 2025)	January 1, 2013 (Participation ends effective as of the close of business on October 31, 2025)
Dalton Paper Products	January 1, 2015	January 1, 2015
Sonoco Hickory, Inc. (formerly known as Plastic Packaging, Inc.)	January 1, 2017	Not eligible
Sonoco Elk Grove, Inc. (formerly known as Clear Lam Packaging, Inc.)	January 1, 2018	Not eligible
Peninsula Packaging Company	January 1, 2018	Not eligible
Highland Packaging Solutions, Inc.	January 1, 2019	January 1, 2019
Conitex Sonoco, Inc. (US-based employees only)	January 1, 2019	January 1, 2019
Conitex Sonoco US, Inc. (US-based employees only)	January 1, 2019	January 1, 2019
Sonoco Wisconsin Rapids (fka Corenso)	January 1, 2020	January 1, 2020
Sebro Plastics, Inc.	January 1, 2021	January 1, 2021

Affiliate	Adoption Date
	Plan Provisions (Except Retirement Contributions)	Plan Provisions Related to Retirement Contributions
Sonoco Metal Packaging LLC (fka Ball Metalpack, LLC)	January 1, 2023	Not eligible
RTS Packaging, LLC	September 8, 2023	Not eligible

Additional Provisions
Nonunion Eligible Employees of Matrix Packaging, Inc. CA, Matrix Packaging, Inc., IL, or Matrix Packaging, Inc. MO who are compensated on an hourly basis shall be subject to the following:

(a)    Such Employees can make Before-Tax Contributions, Roth Contributions, and After-Tax Contributions under section 5.2, but the total amount contributed across all three contribution types is limited to 30 percent of Compensation until January 1, 2015; thereafter, the limits are increased to 100 percent of Compensation as of the first payroll period in 2015;
(b)    Effective with the first payroll paid in 2015 (including amounts earned in 2014 and 2015), such Employees are eligible for Matching Contributions under section 5.3, prior to that payroll period such Employees were not eligible for Matching Contributions under section 5.3; and
(c)    Such Employees are not eligible for Retirement Contributions under section 5.4.
(d)    Matrix Employees who were terminated on or about November 7, 2016 as part of the divestiture described in the “ASSET PURCHASE AGREEMENT dated as of September 1, 2016 by and among SONOCO PLASTICS, INC., SONOCO PLASTICS CANANDA ULC, SONOCO DEVELOPMENT, INC, SONOCO PRODUCTS COMPANY, AMCOR RIGID PLASTICS USA, LLC and AMCORPACKAGING CANADA, INC.” and who are otherwise eligible to earn Retirement Contributions, are entitled to a prorated Retirement Contribution for the period beginning on January 1, 2016 and ending on November 7, 2016. Notwithstanding anything in this Plan to the contrary, individuals described in the foregoing sentence shall be 100% vested in all of the Accounts in this Plan effective as of their date of Separation from Service.
In addition, nonunion Eligible Employees of the Wausau location who are compensated on an hourly basis are eligible for (i) Matching Contributions under section 5.3, but only with respect to Before-Tax Contributions made on and after April 1, 2011 and Roth Contributions made on and after January 1, 2013. and (ii) Retirement Contributions under section 5.4, but only with respect to Compensation earned on and after April 1, 2011. Note that this location closed in 2012 and no further contributions may be made to the Plan for these Employees after the date of the closure (other than with respect to Compensation earned prior to the closure).

Appendix B. Collectively-Bargained Participants—Plan Benefits Other than Retirement Contributions
The table below lists each group of collectively-bargained Employees who qualify as Eligible Employees with respect to Plan benefits other than Retirement Contributions under Plan section 2.17(d)(1). The table also includes the date on which Plan provisions related to Plan benefits other than Retirement Contributions took effect for each covered bargaining unit and any variations in the standard Plan terms and features (as they relate to Plan benefits other than Retirement Contributions) that apply to Eligible Employees of each such bargaining unit.

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Edinburgh/Chicago & Midwest Regional Joint Board Affiliate of Workers/United, SEIU	May 1, 1999 through the close of business on March 31, 2025	Follows the standard Plan
Amount: $0.50 per $1.00 on first 6% of Compensation contributed as Before-Tax Contributions or Roth Contributions

(Per the labor agreement, if the Matching Contribution under the standard Plan is increased to a level that exceeds the Matching Contribution described above, the higher standard Plan match will apply.)

True-Up Match: Plan section 5.3(b) does not apply

    Eligibility: Attain age 21 and complete one Year of Eligibility Service (defined as 1,000 Hours of Service in either the first year of employment or in any subsequent Plan Year)
    Amount: 3.50% of Compensation, provided Participant earns at least 1,000 Hours of Service during Plan Year
    Vesting: Collectively-Bargained Non-Elective Employer Contributions are subject to the vesting provisions described in Plan sections 3.2, 7.5 and 7.4
None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
PPPWU, Local 25M of District Council 3 for Sonoco, Franklin Plant of Franklin, Ohio (fka Franklin/Graphic Communications International Union Local 508M)	May 1, 1999 through the close of business on March 31, 2025	Follows the standard Plan	Amount: $0.50 per $1.00 on first 6% of Compensation contributed as Before-Tax Contributions or Roth Contributions True-Up Match: Plan Section 5.3(b) does not apply
Amount:
Effective March 26, 2023: $1.05 per hour paid (no hourly maximum)

Effective March 22, 2018 through March 25, 2023: $0.95 per hour paid (no hourly maximum)

Effective June 1, 2014 through March 21, 2018:
$0.85 per hour paid if hired before March 22, 1998; $0.85 per hour paid (not to exceed 2,200 hours per Plan Year) if hired on or after March 22, 1998

Prior to June 1, 2014, $0.85 per hour paid if hired before March 22, 1998; $0.70 per hour paid (not to exceed 2,080 hours per Plan Year) if hired on or after March 22, 1998

Vesting: Collectively-Bargained Non-Elective Employer Contributions are subject to the vesting provisions described in Plan sections 3.2, 7.5 and 7.4
None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
USPMC – DePere/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 1517	January 1, 2004
    Contribution Limits:
    Before-Tax: Prior to March 22, 2021: 1% to 30% of Compensation
On and after March 22, 2021: 1% to 100% of Compensation
    Roth: Prior to March 22, 2021: Not permitted.
On and after March 22, 2021: permitted
    After-Tax: 1% to 30% of Compensation
    Combined Before-Tax and After-Tax: Up to 30% of Compensation
    Automatic Enrollment: Prior to June 15, 2017, Plan section 5.7(b) does not apply. Effective June 15, 2107, Plan section 5.7(b) applies to employees hired on and after June 15, 2017, with the percentage being 6%.

    Amount: $0.50 per $1.00 on first 6% of Compensation contributed as Before-Tax Contributions
    True-Up Match: Prior to March 22, 2021: Plan section 5.3(b) does not apply. On and after March 22, 2021: Plan section 5.3(b) does apply
				Amount: 4.00% of Compensation Vesting: Collectively-Bargained Non-Elective Employer Contributions are subject to the vesting provisions described in Plan sections 3.1 and 7.4	None
Richmond/United Steel, Paper and Forestry, Rubber, Manufacturing,	July 1, 2004	Follows the standard Plan	Follows the standard Plan	None	None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Energy, Allied-Industrial and Service Workers International Union—AFL-CIO-CLC, Local 747
USPMC – Menasha/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 273	July 1, 2006
Contribution Limits:
    Before-Tax: 1% to 30% of Compensation
    Roth: Not permitted until January 1, 2023
    After-Tax: 1% to 30% of Compensation
    Combined Before-Tax and After-Tax: Up to 30% of Compensation
    Automatic Enrollment: Plan section 5.7(b) applies to employees hired on and after April 1, 2017, with the percentage being 6%.

    Amount: $0.50 per $1.00 on first 6% of Compensation contributed as Before-Tax Contributions
    True-Up Match: Plan section 5.3(b) does not apply
    Vesting: Matching Contributions are subject to the vesting provisions described in Plan sections 3.1 and 7.2(b)(1)

    Eligibility: The first day of the month following the date on which the Employee completes 30 days of service
    Amount: Effective May 19, 2011, 4% of Compensation.
Prior to May 19, 2011, 5.5% of Compensation if date of birth is before January 1, 1940; 4.0% of Compensation if date of birth is on or after January 1, 1940
    Vesting: Collectively-Bargained Non-Elective Employer Contributions are subject to the vesting provisions described in Plan sections 3.1 and 7.4

Contribution during Period of Disability: After 14 days of disability, Employer continues Participant contributions for up to 26 weeks at a rate equal to the Participant’s average contribution rate over 24-week period preceding disability. This provision was eliminated effective July 1, 2010.

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Norwalk / Los Angeles/District Council No. 2 Affiliated with the International Brotherhood of Teamsters	July 1, 2006
Contribution Limits:
    Before-Tax: 1% to 30% of Compensation. On and after February 16, 2023: 1% to 100% of Compensation

    Roth: Not permitted until January 1, 2024, 1% to 30% of Compensation.
On and after February 16, 2023: 1% to 100% of Compensation

    After-Tax: 1% to 30% of Compensation.
On and after February 16, 2023: 1% to 100% of Compensation
    Combined Before-Tax, After-Tax, and Roth: Up to 30% of Compensation.
On and after February 16, 2023: Up to 100% of Compensation

Amount: $0.50 per $1.00 on first 4% of Compensation contributed as Before-Tax Contributions

Effective for Compensation earned after December 31, 2021, Employer Match contributions follow the standard plan
				None	None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Clear Pack/Teamsters Local #777	January 1, 2009 through the close of business on March 31, 2025	Follows the standard Plan
Amount:
For Compensation paid before July 4, 2024: 1.00 per $1.00 on first 3% of Compensation contributed as Before-Tax Contributions; plus $0.50 per $1.00 on next 2% of Compensation contributed as Before-Tax Contributions
For Compensation paid on and after July 4, 2024: 1.00 per $1.00 on first 6% of Compensation

True-Up Match:
For Compensation paid prior to July 4, 2024, Plan section 5.3(b) does not apply
For Compensation paid on and after July 4, 2024, Plan section 5.3(b) does apply
Automatic Enrollment: Prior to July 4, 2024, Plan section 5.7(b) does not apply. Effective July 4, 2024, Plan section 5.7(b) applies to employees hired on and after July 4, 2024, with the percentage being 6%.
				None	None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Carrollton/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union—AFL-CIO-CLC	May 5, 2009	Follows the standard plan
Amount:
    For Compensation paid prior to November 19, 2024: 1.00 per $1.00 on first 3% of Compensation contributed as Before-Tax Contributions; plus $0.50 per $1.00 on next 2% of Compensation contributed as Before-Tax Contributions
    For Compensation paid on or after November 19, 2024: 1.00 per $1.00 on first 6% of Compensation
True-Up Match:
For Compensation paid prior to November 19, 2024: Plan section 5.3(b) does not apply
    For Compensation paid on or after November 19, 2024: Plan section 5.3(b) does apply
				None	None
Memphis— Ragan Street/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 9-1274	July 1, 2010	Follows the standard Plan	Follows the standard Plan	None	None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Forest Park/Bakery, Confectionary, Tobacco and Grain Millers International Union, Local 42, Atlanta, GA	January 1, 2011	Follows the standard Plan	No Matching Contributions under Plan section 5.3 until January 1, 2017. Effective January 1, 2017, follows the standard Plan.	None	None
Hayward, CA/International Association of Machinists and Aerospace Workers Union, Local #1546 (Maintenance Employees)	January 1, 2013 through the close of business on October 31, 2025
    Contribution Limits:
    Before-Tax: 1 to 25% of Compensation
    Roth: 1 to 25% of Compensation
    After-Tax: 1 to 25% of Compensation
    Combined Before-Tax, Roth, and After-Tax: Up to 25% of Compensation
    Automatic Enrollment: Plan section 5.7(b) applies with an automatic enrollment amount of 1%
Amount: $1.00 per $1.00 on the first 5% of Compensation contributed as Before-Tax Contributions or Roth Contributions True-Up Match: Plan section 5.3(b) does not apply
None on or after October 1, 2008

(Nonelective employer contributions made before October 1, 2008 under the Tegrant Investment and Retirement Plan are subject to the vesting provisions described in Plan sections 3.1 and 7.4.)
None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Hayward, CA/Teamsters Union, IBT Local #853 (Production Employees)	January 1, 2013 through the close of business on October 31, 2025
    Contribution Limits:
    Before-Tax: 1 to 25% of Compensation
    Roth: 1 to 25% of Compensation
    After-Tax: 1 to 25% of Compensation
    Combined Before-Tax, Roth, and After-Tax: Up to 25% of Compensation
    Automatic Enrollment: Individuals who commenced employment in the bargaining unit (or who were reemployed in the bargaining unit) on or after January 1, 2008, and before June 1, 2016 are enrolled automatically under section 5.7(b) at a Before-Tax Contribution rate of 1% of Compensation. Individuals who commenced employment in the bargaining unit (or who were
Amount: $1.00 per $1.00 on the first 5% of Compensation contributed as Before-Tax Contributions or Roth Contributions True-Up Match: Plan section 5.3(b) does not apply
None on or after September 1, 2007

(Nonelective employer contributions made before September 1, 2007 under the Tegrant Investment and Retirement Plan are subject to the vesting provisions described in Plan sections 3.1 and 7.4.)
None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
reemployed in the bargaining unit) on or after June 1, 2016 are enrolled automatically under section 5.7(b) at a Before-Tax Contribution rate of 3% of Compensation.
Montgomeryville, PA/Laborers Local #332	December 14, 2015 (when Members unionized, Members may have accrued non-union benefits prior to unionizing) through the close of business on October 31, 2025	Follows the standard Plan	Follows the standard Plan. Changes to the match formula in the standard Plan apply to this group.	None	None
Sonoco Wisconsin Rapids (fka Corenso)/Office & Professional Employees’ Union Local #39	January 1, 2020	Follows the standard Plan but uses Corenso Compensation plus profit-sharing bonuses
    Amount: $0.25 per $1.00 on first 6% of Corenso Compensation through 12/31/2020. On and after 1/1/2021: $0.30 per $1.00 on first 6% of Corenso Compensation.
    Catch-Up Contributions: Eligible for matching contributions
				Amount: 6% of base wages + overtime	Participation Eligibility: The 90th calendar day after the member’s first day of employment After-Tax Contributions: Not eligible

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Sonoco Wisconsin Rapids (fka Corenso)/United Steel, Paper & Forestry, Rubber, Mfg, Energy, Allied-Ind and Service Workers Int’l Union Local #2-94/2-187	January 1, 2020
    Follows the standard Plan but uses Corenso Compensation plus profit-sharing bonuses
    Automatic Enrollment: Plan section 5.7(b) applies to employees hired on and after April 1, 2022, with the percentage being 6%.

    Amount: $0.25 per $1.00 on first 6% of Corenso Compensation through 12/31/2020. On and after 1/1/2021: $0.30 per $1.00 on first 6% of Corenso Compensation.
    Catch-Up Contributions: Eligible for matching contributions
				Amount: $1.25 per hour worked. Effective April 1, 2022, $1.75 per hour worked.	Participation Eligibility: The 40th calendar day after the member’s first day of employment After-Tax Contributions: Not eligible
Sonoco Wisconsin Rapids (fka Corenso)/International Assoc of Machinists and Aerospace Workers Local #655	January 1, 2020	Follows the standard Plan but uses Corenso Compensation plus profit-sharing bonuses	Amount: $0.25 per $1.00 on first 6% of Corenso Compensation. Catch-Up Contributions: Eligible for matching contributions	Amount: 5% of base wages. Effective April 1, 2021, 5% of base wages + overtime.	Participation Eligibility: The 90th calendar day after the member’s first day of employment After-Tax Contributions: Not eligible
Sonoco Wisconsin Rapids (fka Corenso)/International Brotherhood of Electrical Workers Local #1147	January 1, 2020	Follows the standard Plan but uses Corenso Compensation plus profit-sharing bonuses	Amount: $0.25 per $1.00 on first 6% of Corenso Compensation. Catch-Up Contributions: Eligible for matching contributions	Amount: 6% of base wages. Effective April 1, 2021, 6% of base wages + overtime.	Participation Eligibility: The 90th calendar day after the member’s first day of employment After-Tax Contributions: Not eligible
Sonoco Wisconsin Rapids (fka Corenso/United Association of Journeymen & Apprentices of the Plumbing & Pipefitting Ind. Local #434	January 1, 2020	Follows the standard Plan but uses Corenso Compensation plus profit-sharing bonuses	Amount: $0.25 per $1.00 on first 6% of Corenso Compensation. Catch-Up Contributions: Eligible for matching contributions	Amount: 5% of base wages. Effective April 1, 2021, 5% of base wages + overtime.	Participation Eligibility: The 90th calendar day after the member’s first day of employment After-Tax Contributions: Not eligible

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
City of Industry – Teamsters, District Council #2, Local No. 388 M
Effective January 1, 2023, follows standard plan for the following groups:
Employees hired on and after January 1, 2010, and
Employees hired before January 1, 2010, who elected to freeze accruals under the Sonoco
Pension
Plan as of December 31 , 2009.
Employees hired before January 1, 2010, who did not elect to freeze accruals under the
Sonoco Pension Plan as of
December 31 , 2009, are not eligible to participate.
		Automatic Enrollment: Plan section 5.7(b) applies to employees hired on and after February 1, 2023, with the percentage being 6%.	Amount: Follows standard plan	None	None

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
Sonoco Metal Packaging, LLC (fka Ball Metalpack, LLC), Milwaukee, WI/International Association of Machinists and Aerospace Workers Union AFL-CIO District 10, Lodge 2560	January 1, 2023		Amount: $0.75 per $1.00 on first 6% of Compensation contributed as Before-Tax Contributions. 100% vested. True-Up Match: Plan section 5.3(b) does not apply
Negotiated
Deferral
Contribution: $1.61 for each straight-time hour and overtime hour worked during a pay period, including any hour of back pay to which a Participant becomes entitled and that relates to employment.
90 days service required for eligibility.
100% vested.

Participation Eligibility: No service requirement
Special InService
Distribution Rule: In-service withdrawals may be taken from the BMP Employer
Matching Account if the amount has been in such account for at least 24 months or if the Participant has been a Participant in the Plan (including participation in the BMP Plan or the Ball Corporation
401(k) and
Employee
Stock Ownership Plan) for five or more years.

Sonoco Metal Packaging, LLC (fka Ball Metalpack, LLC) Horsham, PA,/International Associate of Sheet Metal, Air, Rail and Transportation Union Local 19	January 1, 2023		Amount: $0.50 per $1.00 on first 4% of Compensation contributed as Before-Tax Contributions. 100% vested. True-Up Match: Plan section 5.3(b) does not apply	Additional Company Contribution: a profit sharing contribution of 4.5% of Participant's Compensation paid on a payroll period basis. 90 days service required for eligibility. 100% vested.	Participation Eligibility: No service requirement
Sonoco Metal Packaging, LLC (fka Ball Metalpack, LLC) Oakdale, CA/Teamsters Local Union No. 948	January 1, 2023		Amount: No employer match	None	Participation Eligibility: No service requirement

Location/Union	Effective Date of Plan Coverage	Employee Contributions	Employer Match	Collectively-Bargained Nonelective Employer Contributions	Other Variations to Standard Plan Terms
RTS Merced, CA USW Local 819	September 8, 2023	Automatic Enrollment: Plan section 5.7(b) does not apply.	25% up to 6% of deferrals Match is limited to regular earnings up to 40 hours, straight time only Excludes birthday pay, retention, signing bonus, referral bonus, Christmas bonus and jury duty pay.	None
Chattanooga Paper Mill USW 362	September 8, 2023	Deferrals exclude birthday pay, retention, signing bonus, referral bonus, Christmas bonus and jury duty pay. Automatic Enrollment: Plan section 5.7(b) does not apply.	None	None
Chattanooga Paper Mill Teamsters Local 519 Drivers and Teamsters Local 519 Mechanics	September 8, 2023	Automatic Enrollment: Plan section 5.7(b) does not apply.	None	None

Appendix C. Collectively-Bargained Participants—Plan Provisions Related to Retirement Contributions
The table below lists each group of collectively-bargained Employees who qualify as Eligible Employees with respect to Retirement Contributions under Plan section 2.17(d)(2). The table also includes the date on which Plan provisions related to Retirement Contributions took effect for each covered bargaining unit.

Affiliate/Location	Union	Effective Date of Retirement Contribution Provisions
Carrollton	United Steel, Paper and Forestry, Rubber Manufacturing, Energy, Allied Industrial and Service Workers Union, AFL-CIO-CLC
    Bargaining unit employees hired on and after January 1, 2004
    Bargaining unit employees hired before January 1, 2004 will be covered by the Retirement Contribution provisions of this Plan on—
    January 1, 2010 if they elected to freeze accruals under the Sonoco Pension Plan as of December 31, 2009; or
    January 1, 2019 if they elect to continue accruals under the Sonoco Pension Plan through December 31, 2018 (and are still in active employment on January 1, 2019)
    Retirement contributions shall be made at the standard amount in effect on January 1, 2015 and shall not be modified unless and until the collective bargaining agreement in effect on January 1, 2015 is modified, even if the standard amount is amended in the Plan for other employees
    Effective November 19, 2024, effective for Compensation paid after November 19, 2024, no Sonoco Retirement Contributions (SRC) will be paid for this collective bargaining group.

Caraustar/St. Paris, Ohio	United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial, and Service Workers International Union—Local #1467	October 1, 2007 – March 13, 2009
Clear Pack	Teamsters Local #777
July 1, 2008 Retirement contributions shall be made at the standard amount in effect on January 1, 2015 and shall not be modified unless and until the collective bargaining agreement in effect on January 1, 2015 is modified, even if the standard amount is amended in the Plan for other employees. Effective July 4, 2024, effective for Compensation paid after July 4, 2024, no Sonoco

Affiliate/Location	Union	Effective Date of Retirement Contribution Provisions
Retirement Contributions (SRC) will be paid for this collective bargaining group Vesting: Retirement Contributions are subject to the accelerated vesting provisions described in Plan section 7.5
City of Industry	Sonoco Products Company City of Industry and Graphic Communications Union District Council No. 2, Local 388M
    Bargaining unit employees hired on and after January 1, 2010
    Bargaining unit employees hired before January 1, 2010 will be covered by the Retirement Contribution provisions of this Plan on January 1, 2010 if they elected to freeze accruals under the Sonoco Pension Plan as of December 31, 2009
    Effective for Compensation paid after December 31, 2021, no Retirement Contributions will be paid for this collective bargaining group

Richmond	United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union—AFL-CIO-CLC, Local 747
    Bargaining unit employees hired on and after January 1, 2010
    Bargaining unit employees hired before January 1, 2010 will be covered by the Retirement Contribution provisions of this Plan as of January 1, 2011 if they elected to freeze accruals under the Sonoco Pension Plan as of December 31, 2010
    Effective for Compensation paid after December 31, 2021, no Retirement Contributions will be paid for this collective bargaining group

Norwalk/Los Angeles	District Council No. 2 Affiliated with the International Brotherhood of Teamsters
    Bargaining unit employees hired on and after January 1, 2012
    Bargaining unit employees hired before January 1, 2012 will be covered by the Retirement Contribution provisions of this Plan as of January 1, 2012 if they elected to freeze accruals under the Sonoco Pension Plan as of December 31, 2011
    Effective for Compensation paid after December 31, 2021, no Retirement Contributions will be paid for this collective bargaining group

Montgomeryville, PA	Laborers Local #332	December 14, 2015 Effective for Compensation paid after December 31, 2021, no Retirement Contributions will be paid for this collective bargaining group